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TABLE OF CONTENTS

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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LIBERTY MEDIA CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY MEDIA CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400

        November 13, 2002

Dear Shareholder:

        The 2002 Annual Meeting of Shareholders of Liberty Media Corporation will be held at 9 a.m. on December 17, 2002, at The Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado 80112, Tel. No. (303) 799-5800. At the annual meeting you will be asked to consider and vote on the following proposals:

  •
  the "election of directors proposal," a proposal to elect the following persons to serve as Class I members of our board of directors, Jerome H. Kern, David E. Rapley and Larry E. Romrell, until the 2005 annual meeting of shareholders;

  •
  the "incentive plan proposal," a proposal to approve the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective September 11, 2002);

  •
  the "director plan proposal," a proposal to approve the Liberty Media Corporation 2002 Nonemployee Director Incentive Plan;

  •
  the "accountants ratification proposal," a proposal to ratify the selection of KPMG LLP as our independent public accountants for the fiscal year ended December 31, 2002; and

  •
  any proposals to transact other business as may properly come before the annual meeting.

        This document describes the annual meeting, the enumerated proposals and related matters. Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it as promptly as possible in the accompanying postage paid return envelope. (Alternatively, you may submit your proxy over the Internet or telephonically.) This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. It will not, however, prevent you from later revoking your proxy or changing your vote at the meeting, in each case as more fully described in the attached proxy statement.

        In addition, we have included for your convenience, in "Q and A" format, a summary of certain questions you may have about the proposals. Thank you for your cooperation and continued support and interest in our company.

Very truly yours,

Robert R. Bennett President and Chief Executive Officer

LIBERTY MEDIA CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
Tel. No. (720) 875-5400

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be Held on December 17, 2002

        NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Liberty Media Corporation, a Delaware corporation, will be held at 9:00 a.m., local time, on December 17, 2002, at The Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado 80112, Tel. No. (303) 799-5800, for the following purposes:

  1.
  To vote in the election of the following three persons nominated to serve as Class I members of our board of directors: Jerome H. Kern, David E. Rapley and Larry E. Romrell, until the 2005 annual meeting of shareholders (the "election of directors proposal");

  2.
  To consider and vote upon a proposal to approve the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective September 11, 2002) (the "incentive plan proposal");

  3.
  To consider and vote upon a proposal to approve the Liberty Media Corporation 2002 Nonemployee Director Incentive Plan (the "director plan proposal");

  4.
  To consider and vote upon a proposal to ratify the selection of KPMG LLP as our independent public accountants for the fiscal year ended December 31, 2002 (the "accountants ratification proposal"); and

  5.
  To transact any other business as may properly come before the annual meeting.

        Holders of record of Liberty Media Corporation Series A common stock, par value $.01 per share, and Liberty Media Corporation Series B common stock, par value $.01 per share, outstanding at the close of business on November 8, 2002, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment thereof. Holders of record of Liberty Media Corporation Series A common stock and Liberty Media Corporation Series B common stock at the close of business on the record date will vote together as a single class on each proposal.

        We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read it in its entirety before voting.

        The board of directors has carefully considered and approved each of the proposals described above and recommends that you vote "FOR" each of them.

        YOUR VOTE IS IMPORTANT. We urge you to vote as soon as possible by telephone, Internet or mail.

        By order of the board of directors,

Charles Y. Tanabe Senior Vice President, General Counsel and Secretary

Englewood, Colorado
November 13, 2002

Please execute and return the enclosed proxy promptly, whether or not you intend to be present at the annual meeting.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS REGARDING THIS PROXY STATEMENT
VOTING; PROXIES
Voting
Proxies
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
Security Ownership of Management
Change of Control
PROPOSALS OF OUR BOARD
PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
Board of Directors
Nominees for Election as Directors
Directors Whose Term Expires in 2003
Directors Whose Term Expires in 2004
Vote and Recommendation
PROPOSAL 2—THE INCENTIVE PLAN PROPOSAL
Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective September 11, 2002)
Federal Income Tax Consequences of Awards Granted under the Incentive Plan
Vote and Recommendation
PROPOSAL 3—THE DIRECTOR PLAN PROPOSAL
Liberty Media Corporation 2002 Nonemployee Director Incentive Plan
Federal Income Tax Consequences of Awards Granted under the Director Plan
Vote and Recommendation
PROPOSAL 4—THE ACCOUNTANTS RATIFICATION PROPOSAL
Audit Fees and All Other Fees
Vote and Recommendation
CONCERNING MANAGEMENT
Executive Officers
Section 16(a) Beneficial Ownership Reporting Compliance
Executive Compensation
Compensation Committee Interlocks and Insider Participation in Compensation Decisions
Report of the Compensation Committee on Executive Compensation
Stock Performance Graphs
Compensation of Directors
Committees of the Board of Directors
Board Meetings
Employment Contracts and Termination of Employment and Change in Control Arrangements
Certain Relationships and Related Transactions
SHAREHOLDER PROPOSALS
ANNEX I—LIBERTY MEDIA CORPORATION 2000 INCENTIVE PLAN (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 11, 2002)
ANNEX II—LIBERTY MEDIA CORPORATION 2002 NONEMPLOYEE DIRECTOR INCENTIVE PLAN
ANNEX III—AUDIT COMMITTEE CHARTER

ii

LIBERTY MEDIA CORPORATION
a Delaware corporation

12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5400

Proxy Statement
For Annual Meeting of Shareholders

        We are furnishing this proxy statement in connection with the board of directors' solicitation of proxies for use at our annual meeting of shareholders to be held at 9:00 a.m., local time, on December 17, 2002, at The Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado 80112, Tel. No. (303) 799-5800, or at any adjournment or postponement of the annual meeting. At the annual meeting, we will ask you to consider and approve the proposals described in the Notice of Annual Meeting of Shareholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $.01 per share, and our Series B common stock, par value $.01 per share.

        The date of this proxy statement is November 13, 2002. We are first sending this proxy statement to shareholders on or about that date.

QUESTIONS AND ANSWERS REGARDING THIS PROXY STATEMENT

Q:
What is the purpose of the annual meeting?

A:
At the annual meeting, you will be asked to consider and vote on the following four proposals in addition to any other business as may properly come before the annual meeting:

  •
  the election of directors proposal;

  •
  the incentive plan proposal;

  •
  the director plan proposal; and

  •
  the accountants ratification proposal.

Q:
What is the election of directors proposal?

A:
The election of directors proposal allows you to elect Jerome H. Kern, David E. Rapley and Larry E. Romrell as Class I directors of our company. Messrs. Kern, Rapley and Romrell currently serve as the Class I directors of our company. If re-elected, Messrs. Kern, Rapley and Romrell would hold office for a term expiring at the annual meeting of our shareholders held in 2005.

Q:
What is the incentive plan proposal?

A:
The incentive plan proposal allows you to approve the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective September 11, 2002), which has been in effect since December 2000, when we were a wholly owned subsidiary of AT&T Corp. The incentive plan is designed to provide additional remuneration to certain employees and independent contractors for their exceptional service, to encourage their investment in our company and to more fully align their interests with the interests of existing shareholders. In order to make sure that we will be able to deduct compensation expenses relating to awards granted under the incentive plan for U.S. federal income tax purposes, among other reasons, we have decided to submit the incentive plan to a vote of our shareholders.

Q:
What is the director plan proposal?

A:
The director plan proposal allows you to approve the Liberty Media Corporation 2002 Nonemployee Director Incentive Plan. The director plan is designed to encourage investment in our company by our nonemployee directors and to more fully align their interests with the interests of our existing shareholders.

Q:
What is the accountants ratification proposal?

A:
The accountants ratification proposal allows you to ratify the selection of KPMG LLP as our independent public accountants for the fiscal year ended December 31, 2002.

Q:
What vote is required to approve each of the proposals?

A:
The affirmative vote of a majority of the voting power of the outstanding shares of our common stock present at the annual meeting, in person or by proxy, voting together as a single class, is required to approve each of the incentive plan proposal, the director plan proposal and the accountants ratification proposal. The affirmative vote of a plurality of the votes of the outstanding shares of our common stock present and voting at the annual meeting, in person or by proxy, is required to elect the three nominees. This means that the three nominees will be elected if they receive more affirmative votes than any other person. For more information regarding voting requirements, see "Voting; Proxies—Votes Needed" in this proxy statement.

Q:
What does the board of directors recommend?

A:
The board of directors has carefully considered and approved each of the proposals described in this proxy statement and recommends that you vote "FOR" each of them.

Q:
What should I do if I have additional questions regarding the annual meeting or the proxy materials?

A:
Please call Investor Relations at (877) 772-1518.

Q:
Where can I find more information about Liberty Media?

A:
We file annual, quarterly and special reports, proxy materials and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also inspect our filings at the regional offices of the SEC or over the Internet at the SEC's website at www.sec.gov. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of any exhibits listed in our Annual Report on Form 10-K for the year ended December 31, 2001, please call or submit a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518, and we will provide you with the exhibits upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).

VOTING; PROXIES

Voting

Who May Vote

        Holders of our Series A common stock and Series B common stock, as recorded in our stock register on November 8, 2002, may vote at the annual meeting.

        As of September 30, 2002, an aggregate of 2,373,439,500 shares of our Series A common stock and 212,045,128 shares of our Series B common stock are expected to be entitled to vote at the annual meeting. No other shares of our capital stock are currently outstanding.

Votes You Have

        At the annual meeting, holders of our Series A common stock will have one vote per share for each share of Series A common stock that our records show they owned at the close of business on November 8, 2002, and holders of our Series B common stock will have ten votes per share for each share of Series B common stock that our records show they owned at the close of business on November 8, 2002.

How to Vote

        You may vote in person at the annual meeting. You may also give a proxy by telephone, over the Internet or in writing. We recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting.

Quorum

        In order to carry on the business of the annual meeting, we must have a quorum present, in person or by proxy. This means that at least a majority of the voting power represented by the outstanding shares of our common stock must be represented at the annual meeting, either in person or by proxy. For purposes of determining a quorum, we will include your shares as represented at the meeting even if you abstain from voting. In addition, if a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on any proposal, or if those shares are voted in other circumstances in which proxy authority is defective or has been withheld with respect to any proposal, these shares (which we refer to as broker non-votes) will be treated as present for purposes of determining the presence of a quorum. See "—Votes Needed" below for more information regarding broker non-votes.

Votes Needed

        The affirmative vote of a majority of the voting power of the outstanding shares of our common stock present at the annual meeting, in person or by proxy, voting together as a single class, is required to approve each of the incentive plan proposal, the director plan proposal and the accountants ratification proposal. The affirmative vote of a plurality of the votes of the outstanding shares of our common stock present and voting at the annual meeting, in person or by proxy, is required to elect the three nominees. This means that the three nominees will be elected if they receive more affirmative votes than any other person.

        If you abstain from voting, it will have the same effect as a vote "AGAINST" each of the incentive plan proposal, the director plan proposal and the accountants ratification proposal, but it will have no effect on the election of directors proposal.

        Broker non-votes will have the same effect as a vote "AGAINST" each of the incentive plan proposal, the director plan proposal and the accountants ratification proposal, but they will have no effect on the election of directors proposal.

Proxies

How Proxies Work

        A form of proxy for use at the annual meeting has been included with each copy of this proxy statement mailed to our shareholders. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described below and received at or before the annual meeting will be voted in accordance with the instructions of the proxy.

        YOUR VOTE IS IMPORTANT.    We recommend that you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. To submit a written proxy by mail, you should complete, sign, date and mail the proxy card in accordance with the instructions on the card. If a proxy card is signed and returned without indicating any voting instructions, the shares of our common stock represented by the proxy will be voted "FOR" the approval of each of the proposals. You may also submit a proxy over the Internet or by telephone by following the instructions set forth on the proxy card.

Solicitation

        In addition to this mailing, our employees may solicit proxies personally, electronically or by telephone. We pay the costs of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instruction.

Revoking a Proxy

        You may revoke your proxy before it is voted by delivering a new proxy with a later date to our Corporate Secretary before the vote with respect to the relevant proposal, by voting in person at the meeting or by delivering to our Corporate Secretary a revocation of proxy before the vote with respect to the relevant proposal. Unless you decide to vote your shares in person at the meeting, you must revoke your prior proxy by telephone, Internet, mail or in person prior to the vote. Your attendance at the meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker to change those voting instructions.

Other Matters to Be Voted on at the Annual Meeting

        The board of directors is not currently aware of any business to be acted on at the annual meeting other than that which we have described in this proxy statement. If, however, other matters are properly brought before the annual meeting, the persons you choose as proxies will have discretion to vote or to act on these matters according to their best judgment, unless you indicate otherwise on your proxy.

        One of the other matters that could come before the annual meeting is a proposal to adjourn or postpone the meeting. Sometimes this proposal is made for the purpose of soliciting additional proxies. The persons you choose as proxies will have discretion to vote on any adjournment or postponement of the annual meeting, including, without limitation, an adjournment or postponement for the purpose of seeking additional proxies. Shares represented by proxies voting against the proposals, however, will be voted against a proposal to adjourn or postpone the annual meeting for the purpose of soliciting additional proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity (excluding any of our directors, any nominee for directorship and any of our executive officers) known by us to own more than five percent of the outstanding shares of our common stock.

        The percentage ownership information is based upon 2,373,439,500 shares of our Series A common stock and 212,045,128 shares of our Series B common stock outstanding as of September 30, 2002. Unless otherwise indicated in the footnotes below, each person or entity has sole voting power and investment power with respect to the shares of common stock set forth opposite such person's or entity's name. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after September 30, 2002, are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For purposes of the following presentation, beneficial ownership of shares of our Series B common stock, though convertible on a one-for-one basis into shares of our Series A common stock, is reported as beneficial ownership of shares of Series B common stock only, and not as beneficial ownership of shares of Series A common stock.

Name and Address of Beneficial Owner	Series of Stock	Number of Shares	Percent of Class		Voting Power
		(in thousands)
Gary Magness(1) c/o Baker & Hostetler LLP Suite 1100 303 East 17th Avenue Denver, CO 80203	Series A Series B	37,517 94,410	1.6 44.5	% %	21.8	%(4)
Estate of Bob Magness(2) c/o Baker & Hostetler LLP Suite 1100 303 East 17th Avenue Denver, CO 80203	Series A Series B	26,333 70,850	1.1 33.4	% %	16.4	%(4)
Magness Securities, LLC(3) c/o Baker & Hostetler LLP Suite 1100 303 East 17th Avenue Denver, CO 80203	Series A Series B	7,122 16,224	* 7.7%		3.8	%(4)

*
Less than one percent.

(1)
Gary Magness beneficially owns 37,516,640 shares of our Series A common stock with sole voting power and sole dispositive power with respect to 3,017,268 shares, shared voting power with respect to 26,332,912 shares and shared dispositive power with respect to 34,499,372 shares. Mr. Magness reports beneficial ownership of 94,410,004 shares of our Series B common stock with sole dispositive power with respect to 7,335,824 shares and shared dispositive power with respect to 87,074,180 shares. As a result of the shareholders agreement described in footnote (4) below, Mr. Magness may be deemed to share voting power with respect to all of such shares of Series B common stock with John C. Malone. Further, Mr. Magness may be deemed to share voting power with respect to 70,850,108 of such shares of Series B common stock with Kim Magness as described below.

  Gary Magness is the holder of approximately a 33% membership interest in Magness Securities, LLC, and shares, with Kim Magness, certain dispositive power (but no voting power) over shares of our common stock held by Magness Securities, LLC. Accordingly, the shares of our common stock shown as beneficially owned by Gary Magness include shares also shown as beneficially owned by Magness Securities, LLC in this table and shown as beneficially owned by Kim Magness in the beneficial ownership table included under "—Security Ownership of Management" below.

  Gary Magness is a co-personal representative of the Estate of Bob Magness and shares both voting and dispositive power over the shares held by the Estate of Bob Magness with Kim Magness. Accordingly, the shares of our common stock shown as beneficially owned by Gary Magness include shares also shown as beneficially owned by the Estate of Bob Magness in this table and shown as beneficially owned by Kim Magness in the beneficial ownership table included under "—Security Ownership of Management" below.

  Gary Magness is the holder of a 50% membership interest in Magness FT Investment Company, LLC, and shares, with Kim Magness, certain dispositive power (but no voting power) over the 1,043,992 shares of our Series A common stock held by Magness FT Investment Company, LLC. Accordingly, the shares of our common stock shown as beneficially owned by Gary Magness include shares also shown as beneficially owned by Kim Magness in the beneficial ownership table included under "—Security Ownership of Management" below.

  See footnote (4) below for more information regarding these shares.

(2)
Based upon a Schedule 13D filed on September 28, 2001, the Estate of Bob Magness beneficially owns 26,332,912 shares of our Series A common stock and 70,850,108 shares of our Series B common stock with sole voting power and sole dispositive power with respect to all such shares of our Series A common stock and sole dispositive power with respect to all such shares of our Series B common stock. As a result of the shareholders agreement described in footnote (4) below, the Estate of Bob Magness may be deemed to share voting power with respect to all such shares of our Series B common stock with John C. Malone.

  Kim Magness and Gary Magness are the co-personal representatives of the Estate of Bob Magness and share both voting and dispositive power over the shares held by the Estate of Bob Magness. Accordingly, the shares of our common stock shown as beneficially owned by the Estate of Bob Magness are also included in the shares shown as beneficially owned by Gary Magness in this table and Kim Magness in the beneficial ownership table included under "—Security Ownership of Management" below.

  See footnote (4) below for more information regarding these shares.

(3)
Based upon a Schedule 13D/A filed on October 18, 2002, Magness Securities, LLC beneficially owns 7,122,468 shares of our Series A common stock and 16,224,072 shares of our Series B common stock with sole voting power and sole dispositive power with respect to all such shares of our Series A common stock and sole dispositive power with respect to all such shares of our Series B common stock. As a result of the shareholders agreement described in footnote (4) below, Magness Securities, LLC may be deemed to share voting power with respect to all such shares of our Series B common stock with John C. Malone.

  Kim Magness is the manager and a holder of approximately a 67% membership interest in Magness Securities, LLC, and Gary Magness is a holder of approximately a 33% membership interest in Magness Securities, LLC. Kim Magness and Gary Magness share dispositive power over the shares held by Magness Securities, LLC. Accordingly, the shares of our common stock shown as beneficially owned by Magness Securities, LLC are also included in the shares shown as beneficially owned by Gary Magness in this table and Kim Magness in the beneficial ownership table included under "—Security Ownership of Management" below.

  See footnote (4) below for more information regarding these shares.

(4)
We are party to a call agreement with the Estate of Bob Magness, Magness Securities, LLC (individually and as successor in interest to the Estate of Betsy Magness), Gary Magness (individually, in certain representative capacities and through GMag, LLC, of which he is the sole member) and Kim Magness (individually and in certain representative capacities) (collectively, the Magness Group) pursuant to which we have the right, under certain circumstances, to acquire shares of our Series B common stock owned by the Magness Group. John C. Malone, our Chairman of the Board, is party to a shareholders agreement pursuant to which Dr. Malone has an irrevocable proxy, under certain circumstances, to vote shares of our Series B common stock or any super voting class of equity securities issued by us and owned by the Magness Group. For more information regarding these agreements, see footnote (5) to the beneficial ownership table included under "—Security Ownership of Management" below.

Security Ownership of Management

        The following table sets forth information with respect to the ownership by each director, each director nominee and each of our named executive officers and by all of our directors, director nominees and executive officers as a group of shares of our Series A and our Series B common stock. The table also sets forth information with respect to the ownership by each director, each director nominee and each of our named executive officers and by all of our directors, director nominees and executive officers as a group of shares of (1) Series A common stock of Liberty Livewire Corporation, (2) Series A and Series B common stock of Liberty Satellite & Technology, Inc., (3) common stock of On Command Corporation and (4) Class A ordinary shares of OpenTV Corp. Each of the corporations named in the immediately preceding sentence is a publicly traded, controlled subsidiary of ours.

        The following information is given as of September 30, 2002 and, in the case of percentage ownership information, is based on (1) 2,373,439,500 shares of our Series A common stock and 212,045,128 shares of our Series B common stock; (2) 4,884,032 shares of Liberty Livewire Series A common stock; (3) 11,078,611 shares of Liberty Satellite Series A common stock and 34,765,055 shares of Liberty Satellite Series B common stock; (4) 30,941,269 shares of On Command common stock; and (5) 40,845,803 shares of OpenTV Class A ordinary shares, in each case outstanding on that date.

        Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after September 30, 2002, are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For purposes of the following presentation, beneficial ownership of shares of our Series B common stock, though convertible on a one-for-one basis into shares of our Series A common stock, is reported as beneficial ownership of shares of Series B common stock only, and not as beneficial ownership of shares of Series A common stock. So far as is known to us, the persons indicated below have sole voting power with respect to the shares indicated as owned by them except as otherwise stated in the notes to the table.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership		Percent of Class		Voting Power
(in thousands)
John C. Malone	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	12,024 202,401 0 37 12 0 0	(1)(2) (1)(3)(4)(5) (6) (7)	* 94.0 * *	%	45.0 *	%
Robert R. Bennett	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	3,651 4,879 0 1 0 0 0	(8)(9)(10) (10) (11)	* 2.3 *	%	1.2 *	%
Donne F. Fisher	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	1,429 641 0 3 0 0 0	(12) (13)	* * *		* *
Paul A. Gould	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	1,515 600 0 0 0 26 0	(14)	* * *		* * *
Gary S. Howard	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	3,998 0 0 58 0 0 0	(15)(16)(17)(18) (19)	* *		* *
Jerome H. Kern	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	311 0 0 11 0 1,350 0	(20)(21) (22) (23)	* * 4.4%		* * 4.4%
Kim Magness	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	35,037 88,702 0 38 375 0 0	(12)(24)(25)(26) (5)(24)(26) (27)(28)(29) (27)(28)	1.5 41.8 * 1.1	% % %	* *

Elizabeth M. Markowski	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	465 0 0 0 0 25 0	(30)(31)(32) (33)	* *		* *
David E. Rapley	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	1 0 0 0 0 0 0		*		*
Larry E. Romrell	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	202 3 0 74 0 0 0	(34)	* * *		* *
Charles Y. Tanabe	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	863 0 0 0 0 0 0	(35)(36)(37)(38)	*		*
Peter N. Zolintakis	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	861 0 1 0 0 0 0	(39)(40)(41)	* *		* *
All directors, director nominees and executive officers as a group (14 persons)	Liberty Series A Liberty Series B Liberty Livewire Series A Liberty Satellite Series A Liberty Satellite Series B On Command OpenTV Class A	60,501 208,525 0 222 386 1,402 0	(24)(25)(26)(42)(43)(44)(45) (3)(4)(5)(24)(25)(26)(42)(43) (27)(28)(42)(46) (27)(28)(42) (23)(47)	2.5 94.7 * 2.0 1.1 4.5	% % % % %	46.8 * 1.0 4.5	% % %

*
Less than one percent

(1)
Includes 1,307,299 shares of our Series A common stock and 3,409,436 shares of our Series B common stock held by Dr. Malone's wife, Mrs. Leslie Malone, as to which shares Dr. Malone has disclaimed beneficial ownership.

(2)
Includes 784,146 shares of our Series A common stock held by the Liberty 401(k) Savings Plan.

(3)
Includes 90,000,000 shares of our Series B common stock held by Grantor Retained Annuity Trusts with respect to which Dr. Malone retains certain rights.

(4)
Includes beneficial ownership of 3,359,614 shares of our Series B common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options. Dr. Malone has the right to convert the options into options to purchase shares of our Series A common stock.

(5)
In February 1998, in connection with the settlement of certain legal proceedings relative to the Estate of Bob Magness, the late founder and former Chairman of the Board of our former parent company, Tele-Communications, Inc. (TCI), TCI entered into a call agreement with Dr. Malone and Dr. Malone's wife and a call agreement with the Magness Group. In connection with AT&T's acquisition of TCI, TCI assigned to us its rights under these call agreements. As a result, we have the right, under certain circumstances, to acquire shares of our Series B common stock owned by the Malones and the Magness Group. We may not exercise our call right with respect to the Malones or the Magness Group, unless we also exercise our call right with respect to the other group. Each call agreement also prohibits any member of the Magness Group or the Malones from disposing of their shares of our Series B common stock, except for certain exempt transfers (such as transfers to related parties or to the other group or public sales of up to an aggregate of 5% of their shares of our Series B common stock after conversion to shares of our Series A common stock) and except for a transfer made in compliance with our call rights.

Also in February 1998, TCI, the Magness Group and the Malones entered into a shareholders' agreement which provides for, among other things, certain participation rights by the Magness Group with respect to transactions by Dr. Malone, and certain "tag-along" rights in favor of the Magness Group and certain "drag-along" rights in favor of the Malones. In connection with AT&T's acquisition of TCI, TCI assigned to us its rights under the shareholders agreement. The agreement provides that a representative of Dr. Malone and a representative of the Magness Group will consult with each other on all matters to be brought to a vote of our shareholders, but if a mutual agreement on how to vote cannot be reached, Dr. Malone will vote the shares of our Series B common stock owned by the Magness Group pursuant to an irrevocable proxy granted by the Magness Group. As a result, Dr. Malone's beneficial ownership of our Series B common stock includes 96,037,690 shares held by the Magness Group.

(6)
Includes beneficial ownership of 25,000 shares of Liberty Satellite Series A common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options (20,000 of which were granted in tandem with SARs).

(7)
Includes 11,730 shares of Liberty Satellite Series B common stock held by Dr. Malone's wife, Mrs. Leslie Malone, as to which shares Dr. Malone has disclaimed beneficial ownership.

(8)
Includes 698,615 restricted shares of our Series A common stock, none of which was vested at September 30, 2002.

(9)
Includes 22,370 shares of our Series A common stock held by the Liberty 401(k) Savings Plan.

(10)
Includes beneficial ownership of 25,000 shares of our Series A common stock and 4,879,052 shares of our Series B common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options. Mr. Bennett has the right to convert the options to purchase shares of our Series B common stock into options to purchase shares of our Series A common stock.

(11)
Includes beneficial ownership of 500 shares of Liberty Satellite Series A common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options granted in tandem with SARs.

(12)
Includes beneficial ownership of 112,500 shares of our Series A common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options.

(13)
Includes beneficial ownership of 2,500 shares of Liberty Satellite Series A common stock which may be acquired within 60 days of September 30, 2002, pursuant to stock options (2,000 of which were issued in tandem with SARs).

(14)
Includes beneficial ownership of 25,000 shares of On Command common stock which may be acquired within 60 days of September 30, 2002, pursuant to stock options.

(15)
Includes 582,177 restricted shares of our Series A common stock held by a Grantor Retained Annuity Trust, none of which was vested at September 30, 2002.

(16)
Includes beneficial ownership of 2,575,431 shares of our Series A common stock which may be acquired within 60 days of September 30, 2002, pursuant to stock options.

(17)
Includes 40,774 shares of our Series A common stock held by the Liberty 401(k) Savings Plan for the benefit of Mr. Howard and 12,308 shares of our Series A common stock held by the Liberty 401(k) Savings Plan for the benefit of Mr. Howard's wife, Leslie D. Howard, as to which shares Mr. Howard has disclaimed beneficial ownership.

(18)
Includes 178,000 shares of our Series B common stock owned by Mr. Howard's wife, Leslie D. Howard, and held by a Grantor Retained Annuity Trust, as to which shares Mr. Howard has disclaimed beneficial ownership.

(19)
Includes beneficial ownership of 50,215 shares of Liberty Satellite Series A common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options (1,764 of which were granted in tandem with SARs).

(20)
Includes beneficial ownership of 58,000 shares of our Series A common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options.

(21)
Includes 80,400 shares of our Series A common stock held by Mr. Kern's wife, Mary Rossick Kern, as to which shares Mr. Kern has disclaimed beneficial ownership.

(22)
Includes beneficial ownership of 10,000 shares of Liberty Satellite Series A common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options granted in tandem with SARs.

(23)
Assumes the conversion of 13,500 shares of On Command Series A preferred stock into 1,350,000 shares of On Command common stock at any time at the right of the holder thereof.

(24)
Includes 7,122,468 shares of our Series A common stock and 16,224,072 shares of our Series B common stock beneficially owned by Magness Securities, LLC, of which Kim Magness is the manager and a holder of approximately a 67% membership interest.

(25)
Includes 1,043,992 shares of our Series A common stock beneficially owned by Magness FT Investment Company, LLC, of which Kim Magness is the manager and holder of a 50% membership interest.

(26)
Includes 26,332,912 shares of our Series A common stock and 70,850,108 shares of our Series B common stock beneficially owned by the Estate of Bob Magness, of which Kim Magness is a co-personal representative.

(27)
Includes 21,053 shares of Liberty Satellite Series A common stock and 63,462 shares of Liberty Satellite Series B common stock beneficially owned by Magness Securities, LLC, of which Kim Magness is the manager and holder of approximately a 67% membership interest.

(28)
Includes 15,227 shares of Liberty Satellite Series A common stock and 305,458 shares of Liberty Satellite Series B common stock beneficially owned by the Estate of Bob Magness, of which Kim Magness is a co-personal representative.

(29)
Includes beneficial ownership of 500 shares of Liberty Satellite Series A common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options.

(30)
Includes 2,268 shares of our Series A common stock held by Ms. Markowski's husband, Thomas Markowski, as to which shares Ms. Markowski has disclaimed beneficial ownership.

(31)
Includes beneficial ownership of 400,000 shares of our Series A common stock which may be acquired within 60 days of September 30, 2002, pursuant to stock options.

(32)
Includes 2,304 shares of our Series A common stock held by the Liberty 401(k) Savings Plan.

(33)
Includes 20,000 restricted shares of On Command common stock, none of which was vested at September 30, 2002.

(34)
Includes beneficial ownership of 73,408 shares of Liberty Satellite Series A common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options (7,000 of which were granted in tandem with SARs).

(35)
Includes 3,068 shares of our Series A common stock held by Mr. Tanabe's wife, Arlene Bobrow, as to which shares Mr. Tanabe has disclaimed beneficial ownership.

(36)
Includes 139,722 restricted shares of our Series A common stock, none of which was vested at September 30, 2002.

(37)
Includes beneficial ownership of 576,000 shares of our Series A common stock which may be acquired within 60 days of September 30, 2002, pursuant to stock options.

(38)
Includes 3,551 shares of our Series A common stock held by the Liberty 401(k) Savings Plan.

(39)
Includes 139,722 restricted shares of our Series A common stock, none of which was vested at September 30, 2002.

(40)
Includes beneficial ownership of 576,000 shares of our Series A common stock which may be acquired within 60 days of September 30, 2002, pursuant to stock options.

(41)
Includes 4,639 shares of our Series A common stock held by the Liberty 401(k) Savings Plan.

(42)
Includes 1,571,035 shares of our Series A common stock, 3,409,436 shares of our Series B common stock, 20 shares of Liberty Satellite Series A common stock and 11,730 shares of Liberty Satellite Series B common stock held by relatives of certain directors and executive officers, as to which shares beneficial ownership by such directors and executive officers has been disclaimed.

(43)
Includes beneficial ownership of 4,401,431 shares of our Series A common stock and 8,238,666 shares of our Series B common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options. The options to purchase shares of our Series B common stock may be converted into options to purchase shares of our Series A common stock.

(44)
Includes 1,449,623 restricted shares of our Series A common stock, none of which was vested at September 30, 2002.

(45)
Includes 882,194 shares of our Series A common stock held by the Liberty 401(k) Savings Plan of which 12,308 shares are held for the relative of a certain executive officer, as to which shares beneficial ownership by such executive officer is disclaimed.

(46)
Includes beneficial ownership of 162,123 shares of Liberty Satellite Series A common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options (41,764 of which were granted in tandem with SARs.)

(47)
Includes 20,000 restricted shares of On Command common stock, none of which was vested at September 30, 2002, and beneficial ownership of 25,000 shares of On Command common stock which may be acquired within 60 days after September 30, 2002, pursuant to stock options.

        Certain of our directors and named executive officers also hold interests in some of our privately-held, controlled subsidiaries.

        Liberty Jupiter, Inc.    Mr. Bennett holds 180 shares of Class A common stock of Liberty Jupiter, one of our subsidiaries, representing a 4.5% common equity interest and less than a 1% voting interest in Liberty Jupiter based on 4,000 shares of Class A common stock outstanding, as of September 30, 2002. Liberty Jupiter owns a 7% interest in Jupiter Telecommunications Co., Ltd.

        Liberty Livewire Holdings, Inc.    Ms. Markowski holds 397.44 shares of common stock of Liberty Livewire Holdings, one of our subsidiaries, representing a 3.9744% common equity interest and a 2.36% voting interest in Liberty Livewire Holdings, and Mr. Romrell holds 794.88 shares of common stock of Liberty Livewire Holdings, representing a 7.9488% common equity interest and a 4.72% voting interest in Liberty Livewire Holdings, in each case based on 10,000 shares of common stock outstanding, as of September 30, 2002. All of our directors and executive officers as a group own 1,192.32 shares of common stock of Liberty Livewire Holdings, representing a 11.9232% common equity interest and a 7.08% voting interest. Liberty Livewire Holdings owns an approximate 7.19% common equity interest and a 7.85% voting interest in Liberty Livewire, as of September 30, 2002.

        Satellite MGT, Inc.    David J.A. Flowers, one of our executive officers, holds 100 shares of Class A common stock of Satellite MGT; Ms. Markowski holds 200 shares of Class A common stock of Satellite MGT; and Mr. Tanabe holds 150 shares of Class A common stock of Satellite MGT. In each of the foregoing cases, the shares held represent a less than 1% equity and voting interest based on 21,400 shares of common stock outstanding, as of September 30, 2002. All of our directors and executive officers as a group own 450 shares of Class A common stock of Satellite MGT, representing a 2.1% common equity interest and less than a 1% voting interest. Satellite MGT owns 100% of LMC/LSAT Holdings, Inc., whose sole asset is approximately 17.4 million shares of Liberty Satellite Series B common stock.

        Liberty TP Management, Inc.    Dr. Malone holds all of the outstanding common stock of TP Investment, Inc. TP Investment owns 10,602 shares of Class B preferred stock of Liberty TP Management, Inc. and a 5% membership interest, representing a 50% voting interest, in Liberty TP LLC. Liberty TP LLC holds 12,000 shares of Class B common stock of Liberty TP Management, which currently represents 20.6% of the common equity and 27.2% of the voting power of the outstanding voting stock of Liberty TP Management. We own the remaining equity interests in Liberty TP Management and the remaining membership interests in Liberty TP LLC. Liberty TP Management owns our investment in True Position and certain equity interests (including rights to acquire equity interests) in Sprint PCS Group, Liberty Satellite, IDT Investments, Inc. and priceline.com, Inc. The shares of Class B preferred stock of Liberty TP Management held by Dr. Malone have an aggregate liquidation value of $106.02 million, plus accrued but unpaid dividends, accrue dividends at the rate of 9% per annum, payable quarterly, and provide for mandatory redemption on April 30, 2021. The Class B preferred stock votes generally with the common stock and currently represents 12% of the voting power of the outstanding voting stock of Liberty TP Management.

Change of Control

        We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

PROPOSALS OF OUR BOARD

        The following proposals will be presented at the annual meeting by the board of directors.

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL

Board of Directors

        The board of directors currently consists of nine directors, divided among three classes. Our Class I directors, whose term will expire at the annual meeting, are Jerome H. Kern, David E. Rapley and Larry E. Romrell. These directors are nominated for re-election to our board to continue to serve as Class I directors, and we have been informed that each of Messrs. Kern, Rapley and Romrell are willing to continue to serve as directors of our company. The term of the Class I directors who are elected at the annual meeting will expire at the annual meeting of our shareholders in the year 2005. Our Class II directors, whose term will expire at the annual meeting of our shareholders in the year 2003, are Gary S. Howard, Kim Magness and Donne F. Fisher. Our Class III directors, whose term will expire at the annual meeting of our shareholders in the year 2004, are John C. Malone, Robert R. Bennett and Paul A. Gould.

        If any nominee should decline re-election or election, as the case may be, or should become unable to serve as a director of our company for any reason, votes will be cast for a substitute nominee, if any, designated by the board of directors, or, if none is so designated prior to the election, votes will be cast according to the judgment of the person or persons voting the proxy.

        The following lists the three nominees for election as directors and the six directors of our company whose term of office will continue after the annual meeting, including the birth date of each person, the positions with our company or principal occupations of each person, certain other directorships held and the year each person became a director of our company. The number of shares of our common stock beneficially owned by each director or director nominee, as applicable, as of September 30, 2002, is set forth in this proxy statement under the caption "Security Ownership of Certain Beneficial Owners and Management."

Nominees for Election as Directors

        Jerome H. Kern:    Born June 1, 1937. A director of our company since March 1999; Chairman of the Board of On Command Corporation from April 2000 through May 2001; Chief Executive Officer of On Command from April 2000 through April 2001; consultant with Kern Consulting LLC since July 2001; Vice Chairman and a consultant of TCI from June 1998 to March 1999; Special Counsel with the law firm of Baker Botts L.L.P. from July 1996 to June 1998; a director of Playboy Enterprises, Inc.

        David E. Rapley:    Born June 22, 1941. A director of our company since July 2002; Executive Vice President Engineering of UBCO Corp.—Alaska from January 1998 to December 2001; President and owner of Rapley Engineering Services, Inc. from February 1996 to December 1997.

        Larry E. Romrell:    Born December 30, 1939. A director of our company since March 1999; Executive Vice President of TCI from January 1994 to March 1999; a consultant to AT&T Broadband since March 1999; Executive Vice President and Chief Executive Officer of TCI Business Alliance and Technology Co. from December 1997 to March 1999; Senior Vice President of TCI Ventures Group,

LLC from December 1997 to March 1999; President of TCI Technology Ventures, Inc. from September 1994 to October 1997; a director of Liberty Livewire Corporation and Arris Group, Inc.

Directors Whose Term Expires in 2003

        Gary S. Howard:    Born February 22, 1951. A director of our company since July 1998; Executive Vice President and Chief Operating Officer of our company since July 1998; Chief Executive Officer of Liberty Satellite & Technology, Inc. from December 1996 to April 2000; Executive Vice President of TCI from December 1997 to March 1999; Chief Executive Officer, Chairman of the Board and a director of TV Guide, Inc. from June 1997 to March 1999; President and Chief Executive Officer of TCI Ventures Group, LLC from December 1997 to March 1999; President of TV Guide, Inc. from June 1997 to September 1997; President of Liberty Satellite & Technology, Inc. from February 1995 through August 1997; a director of Liberty Livewire Corporation, Liberty Satellite & Technology, Inc., UnitedGlobalCom, Inc. and On Command Corporation; Chairman of the Board of Liberty Satellite & Technology, Inc. and On Command Corporation.

        Kim Magness:    Born May 17, 1952. A director of our company since September 2002; a director of TCI from June 1994 to March 1999; a director of TCI Communications, Inc., a subsidiary of TCI, from 1985 to August 1994 and from January 1996 to October 1997; manages numerous personal and business investments and is Chairman and President of a company developing liners for irrigation canals.

        Donne F. Fisher:    Born May 24, 1938. A director of our company since October 2001; President of Fisher Capital Partners, Ltd., a venture capital partnership, since December 1991; a consultant to AT&T Broadband since 1996; a director of General Communication, Inc. and Sorrento Networks Corporation.

Directors Whose Term Expires in 2004

        John C. Malone:    Born March 7, 1941. Chairman of the Board and a director of our company since 1990; Chairman of the Board and a director of Liberty Satellite & Technology, Inc. from December 1996 to August 2000; Chairman of the Board of TCI from November 1996 to March 1999; Chief Executive Officer of TCI from January 1994 to March 1999; President of TCI from January 1994 to March 1997; a director of The Bank of New York, USA Interactive, UnitedGlobalCom, Inc. and Cendant Corporation.

        Robert R. Bennett:    Born April 19, 1958. A director of our company since September 1994; President and Chief Executive Officer of our company since April 1997; Executive Vice President of TCI from April 1997 to March 1999; Executive Vice President, Secretary and Treasurer of our company from June 1995 through March 1997; Chief Financial Officer of our company from May 1996 through March 1997; various executive positions since our company's inception in 1990; acting Chief Financial Officer of Liberty Digital, Inc. from June 1997 to July 1997; a director of Liberty Livewire Corporation, Liberty Satellite & Technology, Inc., OpenTV Corp., USA Interactive, and UnitedGlobalCom, Inc.

        Paul A. Gould:    Born September 27, 1945. A director of our company since March 1999; Managing Director and Executive Vice President of Allen & Company Incorporated, an investment banking services company, for more than the last five years; a director of On Command Corporation and Ampco-Pittsburgh Corporation.

Vote and Recommendation

        The affirmative vote of a plurality of the votes of the outstanding shares of our common stock present and voting at the annual meeting, in person or by proxy, is required to elect the three nominees as directors.

        The board of directors recommends a vote "FOR" the election of each nominee to the board of directors.

PROPOSAL 2—THE INCENTIVE PLAN PROPOSAL

        On December 6, 2000, the subcommittee of the capital stock committee of the board of directors of our then-parent company, AT&T Corp., adopted the Liberty Media Group 2000 Incentive Plan. On August 9, 2001, in connection with our split off from AT&T, the incentive plan was amended, restated and renamed; our board of directors approved the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective August 10, 2001); and we assumed all of the awards granted thereunder. On September 11, 2002, the incentive plan was further amended and restated, and our board of directors approved the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective September 11, 2002). We are requesting that our shareholders approve the incentive plan.

        The following is a description of the material provisions of the incentive plan. The summary which follows is not intended to be complete, and we refer you to the copy of the incentive plan set forth in Annex I to this proxy statement for a complete statement of its terms and provisions.

        The incentive plan is designed to provide additional remuneration to certain employees and independent contractors for their exceptional service and to encourage their investment in our company. The incentive plan is also intended to (1) attract persons of exceptional ability to become officers and employees of our company, and (2) induce independent contractors to provide services to our company.

        Our employees (including employees who are officers or directors of our company or any of our subsidiaries) and independent contractors are eligible to participate and may be granted awards under the incentive plan. Awards may be made to any such employee, officer, director or contractor whether or not he or she holds or has held awards under this plan or under any other plan of our company or any of our affiliates. Under present law, however, incentive stock options may be granted only to employees.

        The number of individuals who will receive awards under the incentive plan will vary from year to year and will depend on various factors, such as the number of promotions and our hiring needs during the year, and thus we cannot determine future award recipients. As of September 30, 2002, we had approximately 55 employees, and our consolidated subsidiaries had an aggregate of approximately 7,800 employees, in each case including officers and directors who are employees, all of whom are eligible to participate in the incentive plan.

        The following chart reflects awards outstanding under the incentive plan, as of the date of this proxy statement, granted to our "named executive officers" (as defined under "Concerning Management—Executive Compensation" below), our current executive officers as a group, our current directors who are not executive officers as a group and our current non-executive officer employees as a group.

PLAN BENEFITS

Name and Position	Dollar Value ($)(1)		Number of Units (#)(2)
			(in thousands)
Robert R. Bennett President and Chief Executive Officer	$15.32		17,166
Gary S. Howard Executive Vice President and Chief Operating Officer	$14.70		9,117
Elizabeth M. Markowski Senior Vice President	$14.70		1,200
Charles Y. Tanabe Senior Vice President, Secretary and General Counsel	$14.70		2,060
Peter N. Zolintakis Senior Vice President	$14.70		2,060
Executive Group	$15.10	(3)	44,624
Non-Executive Director Group	—		—
Non-Executive Officer Employee Group	$14.66	(3)	9,361

(1)
With respect to units consisting of stock options, the dollar value is assumed for this purpose to equal the exercise price therefor which is equal to the closing price of the applicable series of our common stock on the date of grant. Any value realized by an optionee will depend upon the extent to which the market price of the stock exceeds the exercise price on the date the option is exercised. With respect to units consisting of shares of restricted stock purchased in our 2001 option restructuring, the dollar value is assumed for this purpose to equal the purchase price therefor which was equal to the closing price of the applicable series of our common stock on the date of purchase. Any value realized by a holder of such restricted stock will depend upon the extent to which the market price of the stock exceeds such purchase price on the date on which the restrictions lapse. With respect to units consisting of other shares of restricted stock, the dollar value is assumed for this purpose to equal the closing price of the applicable series of our common stock on the date of grant. Any value realized by a holder of such restricted stock will depend upon the market price of the stock on the date on which the restrictions lapse.

(2)
Units consist of options to acquire shares of our common stock and/or shares of restricted stock, as applicable, in each case without regard to series.

(3)
Reflects a combination of (x) the weighted average exercise price for the options granted to this group (y) the weighted average purchase price for the shares of restricted stock purchased by this group in our 2001 option restructuring and (z) the weighted average market price for all other shares of restricted stock issued to this group.

For more information regarding our 2001 option restructuring, see footnote (6) to our Summary Compensation Table under "Concerning Management—Executive Compensation" below.

Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective
September 11, 2002)

General

        The incentive plan is administered by the incentive plan committee, which is a subcommittee of the compensation committee of the board of directors. The incentive plan committee is currently comprised of two members: Paul A. Gould and Donne F. Fisher. Each member is a non-employee director and an outside director under Treasury Regulation Section 162(m) and Section 16b-3 of the Exchange Act. The incentive plan committee has the full power and authority to grant eligible persons the awards described below and determine the terms and conditions under which any awards are made.

        The incentive plan committee may grant stock options, stock appreciation rights, restricted shares, stock units, any combination of the foregoing or cash under the incentive plan (collectively, awards). The maximum number of shares of any series of our common stock with respect to which awards may be issued under the incentive plan is 160 million. Shares of our common stock will be made available from either our authorized but unissued shares or shares that have been issued but reacquired by our company. Shares of our common stock that are subject to (1) any award that expires, terminates or is annulled for any reason without having been exercised, (2) any award of any SARs that is exercised for cash, and (3) any award of restricted shares or stock units that shall be forfeited prior to becoming vested, will once again be available for distribution under the incentive plan.

        The incentive plan committee also has the power to:

  •
  interpret the incentive plan and adopt any rules, regulations and guidelines for carrying out the incentive plan that it believes are proper;

  •
  correct any defect or supply any omission or reconcile any inconsistency in the incentive plan or related documents;

  •
  determine the form and terms of the awards made under the incentive plan, including persons eligible to receive the award and the number of shares or other consideration subject to awards;

  •
  provide that option exercises may be paid in cash, by check, by promissory note (subject to applicable law), in common stock, by cashless exercise, by broker-assisted exercise or any combination of the foregoing; and

  •
  delegate to any subcommittee its authority and duties under the incentive plan unless a delegation would adversely impact the availability of transaction exemptions under Rule 16b-3, and the deductibility of compensation for federal income tax purposes.

Options

        Stock options entitle the holder to purchase a specified number of shares of common stock at a specified exercise price subject to the terms and conditions of the option grant. The price at which options may be exercised under the incentive plan may be more than, less than or equal to the fair market value of the applicable series of our common stock as of the day the option is granted. Under the incentive plan, no person may be granted options covering more than twenty-five million shares of our common stock during a single calendar year. Options granted under the incentive plan are generally non-transferable during the lifetime of an option holder, subject to prescribed exceptions.

Stock Appreciation Rights

        SARs entitle the recipient to receive a payment in cash, in stock or in a combination of both equal to the excess value of the stock (on the day the right is exercised) over the price specified in the grant. A SAR may be granted to an option holder with respect to all or a portion of the shares of common stock subject to the related option (a tandem SAR) or granted separately to an eligible employee (a free-standing SAR). Tandem SARs are exercisable only to the extent that the related option is exercisable. Under the incentive plan, no person may be granted SARs covering more than twenty-five million shares of our common stock during a single calendar year. SARs are also generally non-transferable during the lifetime of a SAR holder, subject to prescribed exceptions.

Restricted Shares

        Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. Restricted shares may be issued at either the beginning or end of the restriction period. Individual agreements may provide that dividend equivalents will be paid during the restriction period in the event that shares are to be issued at the end of the restriction period. An agreement under which restricted shares are issued may provide that the holder of the shares may be paid a cash amount any time after the shares become vested.

Stock Units

        Shares of our common stock or units based on the fair market value of our common stock may also be distributed as an award under the incentive plan. The incentive plan committee has the power to determine the terms, conditions, restrictions, vesting requirements and payment rules for awards of stock units.

Awards Generally

        The awards described above may be granted either individually, in tandem or in combination with each other. Under certain conditions, including when a change in control occurs, options and SARs will become immediately exercisable, the restrictions on restricted shares will lapse and stock units will become fully vested, unless individual agreements state otherwise.

Amendment and Termination of the Incentive Plan

        The incentive plan committee may terminate the incentive plan at any time prior to the tenth anniversary of the date the incentive plan became effective. The incentive plan committee may also suspend, discontinue, modify or amend the incentive plan any time prior to the tenth anniversary of the date the incentive plan became effective. However, before an amendment can be made that would adversely affect a participant who has already been granted an award, the participant's consent must be obtained.

Federal Income Tax Consequences of Awards Granted under the Incentive Plan

Consequences to Participants

        The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the incentive plan and with respect to the sale of any shares of our common stock acquired under the incentive plan.

  Options

        Incentive Stock Options.    In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of our common stock acquired through the exercise of the option (ISO stock). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

        Generally, the tax consequences of selling ISO stock will vary with the length of time that the participant has owned the ISO stock at the time it is sold. If the participant sells ISO stock after having owned it for more than two years from the date the option was granted and one year from the date the option was exercised, then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO stock over the exercise price.

        If the participant sells ISO stock for more than the exercise price prior to having owned it for more than two years from the date the option was granted and one year from the date the option was exercised (a disqualifying disposition), then the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the ISO stock on the date of exercise (or, if less, the sale price of the ISO stock) and the exercise price and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term gain if the participant has held the ISO stock for more than one year prior to the date of sale.

        If a participant sells ISO stock for less than the exercise price, then the participant will recognize a capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO stock.

This capital loss will be a long-term loss if the participant has held the ISO stock for more than one year prior to the date of sale.

        Nonqualified Stock Options.    As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonqualified stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonqualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock acquired through the exercise of the option (NSO stock) on the date the option was exercised over the exercise price.

        With respect to any NSO stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO stock and the participant's tax basis in the NSO stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO stock for more than one year prior to the date of the sale and will be short-term capital gain or loss if the participant has held the NSO stock for a shorter period.

  Restricted Shares

        A participant will not recognize taxable income upon the grant of an award of restricted shares unless the participant makes an election under Section 83(b) (a Section 83(b) election) of the Internal Revenue Code (the Code). If the participant makes a Section 83(b) election within 30 days of the date the restricted shares were granted, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the common stock at the time the award is granted over the purchase price, if any, paid for the common stock. If such election is made and the participant subsequently forfeits some or all of the shares, then the participant generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the participant will recognize ordinary compensation income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the common stock at the time of such lapse over the original purchase price paid for the common stock. The participant will have a tax basis in the common stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized either at the time of the Section 83(b) election is made or at the time the forfeiture provisions or transfer restrictions lapse, as applicable.

        Upon the disposition of the common stock acquired pursuant to an award of restricted shares, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the common stock and the participant's tax basis in the common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin on the day after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the day after the award is granted if a Section 83(b) election is made.

  Other Stock-Based Awards

        The tax consequences associated with any other stock-based award granted under the incentive plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant's holding period and tax basis for the award or underlying common stock.

        The foregoing is a summary discussion of certain U.S. federal income tax consequences to certain participants under the Code and should not be construed as legal, tax or investment advice. All plan participants should consult their own tax advisors as to the specific tax consequences applicable to them, including federal, state, local and foreign tax laws.

Consequences to Our Company

        The grant of an award under the incentive plan will have no tax consequences to our company. Moreover, in general, neither the exercise of an incentive stock option acquired under the incentive plan nor the sale of any common stock acquired under the incentive plan will have any tax consequences to our company. We generally will be entitled to a business expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the incentive plan, including in connection with an award of restricted shares or as the result of the exercise of a nonqualified stock option or a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code, to the extent applicable. Options and certain other awards granted under the incentive plan may qualify as qualified performance-based compensation, and as such would not be subject to the $1 million limit in that section.

Vote and Recommendation

        The affirmative vote of a majority of the voting power of the outstanding shares of our common stock present at the annual meeting, in person or by proxy, voting together as a single class, is required to adopt the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective September 11, 2002).

        The board of directors recommends a vote "FOR" the adoption of the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective September 11, 2002).

PROPOSAL 3—THE DIRECTOR PLAN PROPOSAL

        The Liberty Media Corporation 2002 Nonemployee Director Incentive Plan is designed to encourage investment in our company by our nonemployee directors and to more fully align their interests with the interests of our existing shareholders. We are requesting that our shareholders approve the director plan.

        The following is a description of the material provisions of the director plan. The summary which follows is not intended to be complete, and we refer you to the copy of the director plan set forth in Annex II to this proxy statement for a complete statement of its terms and provisions.

        As of the date of this proxy statement, we have six nonemployee directors, all of whom are eligible to participate in the director plan. The number of individuals who will receive awards under the director plan will depend on the number of nonemployee directors serving on our board during any given year, and thus we cannot determine future award recipients. As of the date of this proxy statement, no awards have been granted under the director plan.

Liberty Media Corporation 2002 Nonemployee Director Incentive Plan

General

        The director plan is administered by the full board of directors. The board has the full power and authority to grant eligible nonemployee directors the awards described below and determine the terms and conditions under which any awards are made, and may delegate certain administrative duties to our employees.

        The board may grant stock options, stock appreciation rights, restricted shares, stock units, any combination of the foregoing or cash under the director plan, and nonemployee directors may elect to receive stock in lieu of cash compensation otherwise payable to the director (collectively, awards). Only nonemployee members of our board of directors are eligible to receive awards under the director plan. The maximum number of shares of any series of our common stock with respect to which awards may be issued under the director plan is five million. Shares of our common stock will be made available from either our authorized but unissued shares or shares that have been issued but reacquired by our company. Shares of our common stock that are subject to (1) any award that expires, terminates or is annulled for any reason without having been exercised, (2) any award of any SARs that is exercised for cash, and (3) any award of restricted shares or stock units that shall be forfeited prior to becoming vested, will once again be available for distribution under the director plan.

        The board also reserves the power to:

  •
  interpret the director plan and adopt any rules, regulations and guidelines for carrying out the director plan that it believes are proper;

  •
  correct any defect or supply any omission or reconcile any inconsistency in the director plan or related documents;

  •
  determine the form and terms of awards made under the director plan, including directors eligible to receive awards and the number of shares or other consideration subject to awards;

  •
  provide that option exercises may be paid in cash, by check, by promissory note (subject to applicable law), in common stock, by cashless exercise, by broker-assisted exercise or any combination of the foregoing; and

  •
  delegate to company employees certain administrative or ministerial duties in carrying out the purposes of the director plan.

Options

        Stock options entitle the holder to purchase a specified number of shares of common stock at a specified exercise price subject to the terms and conditions of the option grant. The price at which options may be exercised under the director plan may be more than, less than or equal to the fair market value of the applicable series of our common stock as of the day the option is granted. Options granted under the director plan are generally non-transferable during the lifetime of an option holder, subject to prescribed exceptions.

Stock Appreciation Rights

        SARs entitle the recipient to receive a payment in cash, in stock or in a combination of both equal to the excess value of the stock (on the day the right is exercised) over the price specified in the grant. A SAR may be granted to an option holder with respect to all or a portion of the shares of common stock subject to the related option (a tandem SAR) or granted separately to an eligible director (a free-standing SAR). Tandem SARs are exercisable only to the extent that the related option is exercisable. SARs are also generally non-transferable during the lifetime of a SAR holder, subject to prescribed exceptions.

Restricted Shares

        Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. Restricted shares may be issued at either the beginning or end of the restriction period. Individual agreements may provide that dividend equivalents will be paid during the restriction period in the event that shares are to be issued at the end of the restriction period. An agreement under which restricted shares are issued may provide that the holder of the shares may be paid a cash amount any time after the shares become vested.

Stock Units

        Shares of our common stock or units based on the fair market value of our common stock may also be distributed as an award under the director plan. The board has the power to determine the terms, conditions, restrictions, vesting requirements and payment rules for awards of stock units.

Stock in Lieu of Cash Compensation

        Nonemployee directors are entitled to certain cash fees for their service on our board of directors. These fees are generally paid quarterly in cash. Under the director plan, nonemployee directors may elect to receive shares of our common stock in lieu of all or a portion of their cash compensation. If a director has made an election to receive stock, then at the end of the quarter for which the fees are otherwise payable, the cash compensation will be converted into a number of shares of one or more series of our common stock based on the fair market value of the applicable series of our common stock on the last day of the quarter if such day is a trading day, or, if the last day of the quarter is not a trading day, on the first trading day following the close of the quarter. If on the date on which the shares would otherwise be purchased for the director there is a legal or exchange requirement that would prevent such purchase (such as a blackout period imposed under the recent Sarbanes-Oxley Act of 2002), then such purchase would be made on the first trading day after such restrictions are lifted. See "Concerning Management—Compensation of Directors" for more information regarding director fees.

        A director's election to receive stock in lieu of cash must be made within a specified period prior to the end of the calendar quarter for which the fees will be earned and may be subject to conditions specified by our board, in its sole discretion. Once an election is made with respect to a particular calendar quarter, it may not be withdrawn or substituted unless our board determines, in its sole discretion, that the withdrawal or substitution is occasioned by an extraordinary or unanticipated event.

Awards Generally

        The awards described above may be granted either individually, in tandem or in combination with each other. Under certain conditions, including when a change in control occurs, options and SARs will become immediately exercisable, the restrictions on restricted shares will lapse and stock units will become fully vested, unless individual agreements state otherwise.

Amendment and Termination of the Director Plan

        The term of the director plan is ten years from the date our shareholders approve the plan, provided that the board may terminate the director plan at any time prior to the tenth anniversary of the date the director plan became effective. The board may also suspend, discontinue, modify or amend the director plan any time prior to the tenth anniversary of the date the director plan became effective. However, before an amendment can be made that would adversely affect a director who has already been granted an award, the director's consent must be obtained.

Federal Income Tax Consequences of Awards Granted under the Director Plan

Consequences to Directors

        The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the director plan and with respect to the sale of any shares of our common stock acquired under the director plan.

  Options

        A director will not recognize taxable income upon the grant of a nonqualified stock option. (Since only nonemployees are eligible for awards under the director plan, no incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the Code) may be granted under the plan.) A director who exercises a nonqualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock acquired through the exercise of the option (option stock) on the date the option was exercised over the exercise price.

        With respect to any option stock, a director will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling option stock, a director generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the option stock and the director's tax basis in the option stock. This capital gain or loss will be a long-term capital gain or loss if the director has held the option stock for more than one year prior to the date of the sale and will be short-term capital gain or loss if the director has held the option stock for a shorter period.

  Restricted Shares

        A director will not recognize taxable income upon the grant of an award of restricted shares unless the director makes an election under Section 83(b) (a Section 83(b) election) of the Code. If the director makes a Section 83(b) election within 30 days of the date the restricted shares were granted, then the director will recognize ordinary income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the common stock at the time the award is granted over the purchase price, if any, paid for the common stock. If such election is made and the director subsequently forfeits some or all of the shares, then the director generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the director will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the common stock at the time of such lapse over the original purchase price paid for the common stock. The director will have a tax basis in the common stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized either at the time of the Section 83(b) election is made or at the time the forfeiture provisions or transfer restrictions lapse, as applicable.

        Upon the disposition of the common stock acquired pursuant to an award of restricted shares, the director will recognize a capital gain or loss in an amount equal to the difference between the sale price of the common stock and the director's tax basis in the common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin on the day after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the day after the award is granted if a Section 83(b) election is made.

  Stock in Lieu of Cash Compensation

        A director will recognize ordinary income on the acquisition of shares in lieu of cash compensation in an amount equal to the fair market value of the shares received. On a subsequent sale or disposition, the director will recognize capital gain or loss in a manner similar to that described in the previous paragraph.

  Other Stock-Based Awards

        The tax consequences associated with any other stock-based award granted under the director plan will vary depending on the specific terms of the award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the director under the award, and the director's holding period and tax basis for the award or underlying common stock.

        The foregoing is a summary discussion of certain U.S. federal income tax consequences to certain directors under the Code and should not be construed as legal, tax or investment advice. All directors should consult their own tax advisors as to the specific tax consequences applicable to them, including federal, state, local and foreign tax laws.

Consequences to Our Company

        The grant of an award under the director plan will have no tax consequences to our company, except in the case of shares received in lieu of cash compensation, in which case our company will be entitled to a deduction equal to the value of the shares delivered to the director. Moreover, in general, the sale of any common stock acquired under the director plan will not have any tax consequences to our company. We generally will be entitled to a business expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the director plan, including in connection with an award of restricted shares or as the result of the exercise of a nonqualified stock option.

Vote and Recommendation

        The affirmative vote of a majority of the voting power of the outstanding shares of our common stock present at the annual meeting, in person or by proxy, voting together as a single class, is required to adopt the Liberty Media Corporation 2002 Nonemployee Director Incentive Plan.

        The board of directors recommends a vote "FOR" the adoption of the Liberty Media Corporation 2002 Nonemployee Director Incentive Plan.

PROPOSAL 4—THE ACCOUNTANTS RATIFICATION PROPOSAL

        We are asking our shareholders to ratify the selection of KPMG LLP as our independent public accountants for the fiscal year ending December 31, 2002.

        Even if the selection of KPMG LLP is ratified, our board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our board determines that such a change would be in the best interest of our company and our shareholders. In the event our shareholders fail to ratify the selection of KPMG LLP, the audit committee of the board of directors will consider it as a direction to select other auditors for the subsequent year.

        A representative of KPMG LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Fees and All Other Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements, including our consolidated subsidiaries, for 2001, and fees billed for other services rendered by KPMG LLP during 2001:

Audit fees, excluding audit related:	$2,093,000

All other fees:
Audit related fees(1)	4,019,000
Other non-audit services(2)	3,613,000

Total all other fees	$7,632,000

(1)
Audit related fees consisted principally of professional consultations with respect to accounting issues affecting our financial statements, reviews of registration statements and issuance of consents, reviews of private placement offering documents, issuances of letters to underwriters, due diligence related to potential business combinations and audits of financial statements of certain employee benefits plans.

(2)
Other non-audit fees consisted primarily of tax compliance and consultations regarding the tax implications of certain transactions.

        The audit committee of the board of directors has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and does not believe that the provision of such other services is incompatible with KPMG LLP maintaining its independence.

Vote and Recommendation

        The affirmative vote of a majority of the voting power of outstanding shares of our common stock present at the annual meeting, in person or by proxy, voting together as a single class, is required to ratify the selection of KPMG LLP as our independent public accountants for the fiscal year ended December 31, 2002.

        The board of directors recommends a vote "FOR" the ratification of our selection of KPMG LLP as our independent public accountants for the fiscal year ended December 31, 2002.

CONCERNING MANAGEMENT

Executive Officers

        The following lists the executive officers of our company, other than executive officers who also serve as our directors and who are listed under "Proposal 1—The Election of Directors Proposal," their birth dates, a description of their business experience and positions held with our company, as of December 31, 2001. The following also provides corresponding information regarding Mr. Rosenthaler who joined us in 2002.

Name	Position
David J.A. Flowers Born May 17, 1954	Senior Vice President since October 2000; Treasurer since April 1997; Vice President from June 1995 to October 2000.
Elizabeth M. Markowski Born October 26, 1948	Senior Vice President since November 2000; a partner in the law firm of Baker Botts L.L.P for more than five years prior to November 2000.
Albert E. Rosenthaler Born August 29, 1959	Senior Vice President since April 2002; a partner in the tax practice of the accounting firm of Arthur Andersen LLP for more than five years prior to April 2002.
Christopher W. Shean Born July 16, 1965	Senior Vice President since January 2002; Controller since October 2000; Vice President firm of KPMG LLP for more than five years prior to October 2000, most recently as a partner.
Charles Y. Tanabe Born November 27, 1951	Secretary since April 2001; Senior Vice President and General Counsel since January 1999; a member of Sherman & Howard L.L.C. for more than five years prior to January 1999.
Peter N. Zolintakis Born July 10, 1957	Senior Vice President of Tax Strategy from November 1998 through April 2002; a partner of PricewaterhouseCoopers for more than five years prior to November 1998.

        There are no family relations among the above named individuals, by blood, marriage or adoption.

        During the past five years, none of the above persons has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16 forms they file.

        Based solely on a review of the copies of these Forms 3, 4 and 5 and amendments to those forms furnished to us with respect to our most recent fiscal year, or written representations that no Forms 5 were required, we believe that, during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were complied with.

Executive Compensation

        The following tables set forth information relating to compensation including grants of stock options and stock appreciation rights ("SARs") in respect of our common stock for:

  •
  our Chief Executive Officer; and

  •
  our four other most highly compensated executive officers for the fiscal year ended December 31, 2001.

        These executive officers are collectively referred to as our "named executive officers".

  Summary Compensation Table

        The following table sets forth information concerning the compensation paid to the named executive officers by us for the three years ended December 31, 2001.

Summary Compensation Table

										Long-Term Compensation Securities Underlying Options/SARs (# in thousands)
		Annual Compensation
Name and Principal with Liberty Position	Year	Salary ($)			Bonus ($)		Other Annual Compensation					All Other Compensation ($)
Robert R. Bennett President and Chief Executive Officer	2001 2000 1999	$ $ $	1,000,000 1,000,000 1,000,000		$ $ $	— — —	$ $ $	188,865 128,321 —	(2) (3)	16,264 — —	(6)	$ $ $	30,497 47,013 47,013	(7)(8) (7)(8) (7)(8)
Gary S. Howard Executive Vice President and Chief Operating Officer	2001 2000 1999	$ $ $	787,500 786,058 750,000		$ $ $	— — 23,210	$ $ $	— — —		8,535 — —	(6)	$ $ $	17,500 15,000 15,000	(8) (8) (8)
Elizabeth M. Markowski Senior Vice President	2001 2000	$ $	600,000 87,714	(1)	$ $	— —	$ $	72,391 62,625	(4) (5)	200 1,000		$ $	17,500 —	(8)
Charles Y. Tanabe Senior Vice President, Secretary and General Counsel	2001 2000 1999	$ $ $	600,000 524,039 492,308		$ $ $	— — —	$ $ $	— — —		1,920 — —	(6)	$ $ $	17,500 15,000 15,000	(8) (8) (8)
Peter N. Zolintakis Senior Vice President	2001 2000 1999	$ $ $	562,805 485,692 496,865		$ $ $	— — —	$ $ $	— — —		1,920 — —	(6)	$ $ $	17,500 15,000 15,000	(8) (8) (8)

(1)
Ms. Markowski's employment with our company commenced on November 1, 2000. Accordingly, the 2000 compensation included in the table represents two months of employment.

(2)
Includes $179,626 of compensation related to Mr. Bennett's personal use of our company's aircraft and flight crew during 2001, which compensation has been calculated based upon the aggregate incremental cost of such usage to our company. In accordance with applicable Treasury Regulations, we included in Mr. Bennett's reportable income for 2001 $52,000 of compensation related to his personal use of our aircraft and flight crew.

(3)
Represents compensation related to Mr. Bennett's personal use of our company's aircraft and flight crew during 2000, which compensation has been calculated based upon the aggregate incremental cost of such usage to our company. In accordance with applicable Treasury Regulations, we included in Mr. Bennett's reportable income for 2000 $36,960 of compensation related to his personal use of our aircraft and flight crew.

(4)
Includes $72,173 of compensation related to reimbursement of Ms. Markowski's relocation expenses.

(5)
Amount represents a .6263% common stock interest granted to Ms. Markowski in Liberty LWR, Inc., one of our subsidiaries that owned a direct interest in Liberty Livewire. Such grant was made in November 2000.

(6)
Effective February 28, 2001 (the Effective Date), we restructured the options and options with tandem SARs to purchase AT&T Liberty Media Group tracking stock (collectively the Restructured Options) held by certain of our executive officers. Pursuant to such restructuring, all Restructured Options became exercisable on the Effective Date, and each executive officer was given the choice to exercise all of his Restructured Options. Each executive officer who opted to exercise his Restructured Options received consideration equal to the excess of the closing price of the subject securities on the Effective Date over the exercise price. The exercising officers received (i) a combination of cash and AT&T Liberty Media Group tracking stock for Restructured Options that were vested prior to the Effective Date and (ii) cash for Restructured Options that were previously unvested. The executive officers used the cash proceeds from the previously unvested options to purchase restricted shares of AT&T Liberty Media Group tracking stock. Such restricted shares are subject to forfeiture upon termination of employment. The forfeiture obligation will lapse according to a schedule that corresponds to the vesting schedule applicable to the previously unvested options.

  In addition, each executive officer was granted free-standing SARs equal to the total number of Restructured Options exercised. The free-standing SARs were tied to the value of AT&T Liberty Media Group tracking stock and would have vested as to 30% in year one and 17.5% in years two through five. Upon the completion of our split off from AT&T, the free-standing SARs automatically converted to options to purchase our Series A common stock or, in the case of Mr. Bennett, our Series B common stock.

(7)
Includes $12,997, $32,013 and $32,013 which consists of the amounts of premiums we paid in fiscal 2001, 2000 and 1999, respectively, pursuant to split dollar, whole life insurance policies for the insured executive officer. We agreed to pay premiums annually until the first to occur of:

•
10 years from the date of the policy;

•
the insured executive's death;

•
the premiums are waived under a waiver of premium provision;

•
the policy is terminated as set forth below; and

•
premiums are prepaid in full for the 10-year period as set forth below.

  The insured executive has granted an assignment of policy benefits in our favor in the amounts of the premiums paid by us. At the end of such 10-year period or upon acceleration of premiums as described below, the entire policy vests to the sole benefit of the insured executive, and we will remove or cancel the assignment in our favor against the policy. In the event of a change of control of our company, liquidation of our company or sale of substantially all of our assets, the policy will immediately be prepaid in full through the tenth year, prior to such event. Similarly, if the insured executive is dismissed for any reason (except for conviction of a felony class miscarriage of responsibilities as an officer of our company), we will immediately prepay and fully fund the policy through the tenth year. Upon any of the foregoing events, the policy will vest to the sole benefit of the insured executive. If, however, the insured executive voluntarily chooses to terminate employment (and that decision is not a result of pressure from us to resign or a resignation related to an adverse change in us or our affiliates) without cause, we will have no further obligation to fund premiums, but the policy will vest to the sole benefit of the insured executive.

  Mr. Bennett paid his annual premium due in September 2002.

(8)
Amounts represent contributions to the Liberty Media 401(k) Savings Plan (the Liberty Savings Plan). The Liberty Savings Plan provides employees with an opportunity to save for retirement. The Liberty Savings Plan participants may contribute up to 10% of their compensation and we contribute a matching contribution of 100% of the participants' contributions. Participant contributions to the Liberty Savings Plan are fully vested upon contribution.

  Generally, participants acquire a vested right in Liberty contributions as follows:

Years of service	Vesting Percentage
Less than 1	0%
1-2	33%
2-3	66%
3 or more	100%

  With respect to Liberty contributions made to the Liberty Savings Plan in 2001, 2000 and 1999, Messrs. Bennett, Howard, Tanabe and Zolintakis are fully vested.

  Directors who are not our employees are ineligible to participate in the Liberty Savings Plan. Under the terms of the Liberty Savings Plan, employees are eligible to participate after three months of service.

Option and SAR Grants in Last Fiscal Year

        The following table discloses information regarding stock options granted during the year ended December 31, 2001 to each of our named executive officers in respect of shares of our Series A common stock or, in the case of Mr. Bennett, our Series B common stock (number of shares and dollar amounts in thousands, unless otherwise noted).

Name	Number of securities underlying options/SARs granted		Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/sh)(2)	Expiration date	Grant date present value(3)
Robert R. Bennett	16,264	(1)	33.1%	$15.35	February 27, 2011	$155,475
Gary S. Howard	8,535	(1)	17.4%	$14.70	February 27, 2011	$81,590
Elizabeth M. Markowski	200		0.4%	$14.70	February 27, 2011	$1,912
Charles Y. Tanabe	1,920	(1)	3.9%	$14.70	February 27, 2011	$18,355
Peter N. Zolintakis	1,920	(1)	3.9%	$14.70	February 27, 2011	$18,355

(1)
Effective February 28, 2001, we restructured the options and options with tandem SARs to purchase AT&T Liberty Media Group tracking stock held by certain of our executive officers. Pursuant to such restructuring, all Restructured Options became exercisable on the Effective Date, and each executive officer was given the choice to exercise all of his Restructured Options. Each executive officer who opted to exercise his Restructured Options received consideration equal to the excess of the closing price of the subject securities on the Effective Date over the exercise price. The exercising officers received (i) a combination of cash and AT&T Liberty Media Group tracking stock for Restructured Options that were vested prior to the Effective Date and (ii) cash for Restructured Options that were previously unvested. The executive officers used the cash proceeds from the previously unvested options to purchase restricted shares of AT&T Liberty Media Group tracking stock. Such restricted shares are subject to forfeiture upon termination of employment. The forfeiture obligation will lapse according to a schedule that corresponds to the vesting schedule applicable to the previously unvested options.

  In addition, each executive officer was granted free-standing SARs equal to the total number of Restructured Options exercised. The free-standing SARs were tied to the value of AT&T Liberty Media Group tracking stock and would have vested as to 30% in year one and 17.5% in years two through five. Upon the completion of our split off from AT&T, the free-standing SARs automatically converted to options to purchase our Series A common stock or, in the case of Mr. Bennett, our Series B common stock.

(2)
Represents the closing market price per share of AT&T Class A Liberty Media Group tracking stock or, in the case of Mr. Bennett, AT&T Class B Liberty Media Group tracking stock, on February 28, 2001.

(3)
The value shown is based upon the Black-Scholes model and is stated in current annualized dollars on a present value basis. The key assumptions used in the model for purposes of this calculation include the following: (a) a 4.99% discount rate; (b) a 46.9% volatility factor; (c) the 10-year option term; (d) the closing price of AT&T Liberty Media Group tracking stock on February 28, 2001; and (e) a per share exercise price of $14.70. The actual value realized will depend upon the extent to which the stock price exceeds the exercise price on the date the option is exercised. Accordingly, the realized value, if any, will not necessarily be the value determined by the model.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values

        The following table sets forth information concerning exercises of stock options and SARs with respect to Series A common stock by the named executive officers during the year ended December 31, 2001 (numbers of securities and dollar amounts in thousands).

Aggregated Option/SAR Exercises in the Last Fiscal Year and
Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)(1)	Value Realized ($)		Number of Securities Underlying Unexercised Options/SARs at December 31, 2001 Exercisable/ Unexercisable (#)	Value of Unexercised In-the-Money Options/SARs at December 31, 2001 Exercisable/ Unexercisable ($)
Robert R. Bennett Exercisable Unexercisable	16,193 —		$94,046 —	— 16,264	$ $	— —
Gary S. Howard Exercisable Unexercisable	8,465 —		$34,145 —	— 8,535	$ $	— —
Elizabeth M. Markowski Exercisable Unexercisable	— —	$	— —	200 1,000	$ $	— —
Charles Y. Tanabe Exercisable Unexercisable	1,920 —		$7,469 —	— 1,920	$ $	— —
Peter N. Zolintakis Exercisable Unexercisable	1,920 —		$7,469 —	— 1,920	$ $	— —

(1)
Represents the number of shares underlying SARs which were exercised in 2001.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        The members of the compensation committee of the board of directors are Dr. John C. Malone and Messrs. Donne F. Fisher, Paul A. Gould and Larry E. Romrell. The members of the incentive plan committee, which is a subcommittee of our compensation committee, are Messrs. Paul A Gould and Donne F. Fisher. Dr. Malone has served as the Chairman of the Board of our company since 1990. Prior to calendar year 2001, Dr. Malone served as the Chairman of the Board of our subsidiary Liberty Satellite & Technology, Inc. Except for Dr. Malone, no member of our compensation committee or our incentive plan committee is or was an officer of our company or any of our subsidiaries.

Report of the Compensation Committee on Executive Compensation

        Most decisions regarding compensation of our executive officers during the year ended December 31, 2001, were made by the compensation committee of the board of directors. All decisions of the compensation committee regarding the compensation of our executive officers were reviewed by the board of directors, except for decisions regarding grants under our incentive plan which decisions were made solely by the incentive plan committee, a subcommittee of the compensation committee.

        For the year ended December 31, 2001, the compensation committee furnished the following report on its policies with respect to the compensation of our executive officers.

General Executive Compensation Policy

        Our executive compensation policy is designed to attract qualified individuals who have the potential as executive officers to contribute to our long-term growth and success, to motivate our executive officers to maximize their contribution to our company and to retain our executive officers in our employ. Accordingly, our executive compensation policy is designed to offer our executive officers competitive compensation opportunities that are tied to their contribution to our growth and success and their personal performance. Each executive officer's compensation package is comprised primarily of two elements:

  •
  base salary, which reflects individual performance and is designed primarily to be competitive with compensation levels in our industry; and

  •
  stock-based incentives, which help to align the interests of our executive officers with those of our existing shareholders.

Implementation of Executive Compensation Policy

        The following describes the manner in which our executive compensation policy was implemented generally with respect to the year ended December 31, 2001. Also summarized below are several of the more important factors which were considered in establishing the components of our executive officers' compensation packages for the year ended December 31, 2001. Additional factors were also taken into account, and the compensation committee may, in its discretion, apply entirely different factors, particularly different measures of performance, in setting executive compensation for future fiscal years, but it is expected that all compensation decisions will be designed to further our executive compensation policy set forth above.

        Base Salary.    Our Chief Executive Officer recommended to the compensation committee new base salary levels for our executive officers. In formulating these recommendations, our Chief Executive Officer considered industry, peer group and national surveys of compensation, as well as the past and expected future contributions of the individual executive officers. The compensation committee then reviewed the recommendations in light of its assessment of each officer's past performance and its expectation as to future contributions, as well as the survey data, and arrived at new base salary levels for each of our named executive officers, including our Chief Executive Officer.

        Stock-Based Incentives.    In determining awards of stock options and stock appreciation rights, the compensation committee considered the same factors which it generally considers in determining the salaries of our executive officers. These awards are also designed to further our executive compensation policy.

        In addition, we pay premiums for split dollar, whole life insurance policies for some of our executive officers, and we match contributions made to the Liberty Media 401(k) Savings Plan by our executive officers.

CEO Compensation

        In setting the compensation payable to Mr. Bennett, the compensation committee sought to be competitive with other companies in the industry, while at the same time tying his compensation to our performance. Mr. Bennett's base salary for the year ended December 31, 2001, was established based upon the compensation committee's evaluation of our performance and Mr. Bennett's personal performance, as well as the committee's objective of having Mr. Bennett's base salary remain competitive with salaries being paid to similarly situated chief executive officers. Accordingly, his 2001 base salary was set by the compensation committee at $1,000,000. The remaining components of Mr. Bennett's compensation for the year ended December 31, 2001, consisted of premiums paid for split dollar, whole life insurance policies and matching contributions to the Liberty Media 401(k) Savings Plan. This compensation package reflected the compensation committee's assessment of his favorable performance, as well as our corporate performance during the year ended December 31, 2001.

Submitted by the Members of the Compensation Committee:
John C. Malone
Donne F. Fisher
Paul A. Gould
Larry E. Romrell

Stock Performance Graphs

        The following graphs compare the yearly percentage change in the cumulative total shareholder return on our Series A common stock (and its predecessor securities), our Series B common stock (and its predecessor securities), the S&P 500 Media Index, which reflects the performance of companies in our peer group, and the S&P 500 Index.

        The cumulative total shareholder return on our Series A common stock is based on the following chronological history of our Series A common stock (and its predecessor securities), beginning December 31, 1996. From December 31, 1996 through March 8, 1999, TCI's Liberty Media Group Series A common stock, par value $1.00 per share, was traded on the Nasdaq National Market under the symbol "LBTYA". On March 9, 1999, in the merger of TCI and AT&T, each share of TCI's Liberty Media Group Series A common stock was exchanged for one share of AT&T's Class A Liberty Media Group common stock, par value $1.00 per share. From March 9, 1999 through August 9, 2001, AT&T's Class A Liberty Media Group common stock traded on the New York Stock Exchange under the symbol "LMG.A". On August 10, 2001, in our split off from AT&T, each share of AT&T's Class A Liberty Media Group common stock was redeemed for one share of our Series A common stock. From August 10, 2001 through December 31, 2001, our Series A common stock traded on the New York Stock Exchange under the symbol "LMC.A". Beginning January 2, 2002, our Series A common stock began trading on the New York Stock Exchange under the symbol "L". The line on the graph representing our Series A common stock reflects the cumulative total shareholder returns, as adjusted, for each of the foregoing component securities.

        The cumulative total shareholder return on our Series B common stock is based on the following chronological history of our Series B common stock (and its predecessor securities), beginning December 31, 1996. From December 31, 1996 through March 8, 1999, TCI's Liberty Media Group Series B common stock, par value $1.00 per share, was traded on the Nasdaq National Market under the symbol "LBTYB". On March 9, 1999, in the merger of TCI and AT&T, each share of TCI's Liberty Media Group Series B common stock was exchanged for one share of AT&T's Class B Liberty Media Group common stock, par value $1.00 per share. From March 9, 1999 through August 9, 2001, AT&T's Class B Liberty Media Group common stock traded on the New York Stock Exchange under the symbol "LMG.B". On August 10, 2001, in our split off from AT&T, each share of AT&T's Class B Liberty Media Group common stock was redeemed for one share of our Series B common stock. From August 10, 2001 through the date of this proxy, our Series B common stock has traded on the New York Stock Exchange under the symbol "LMC.B". The line on the graph representing our Series B common stock reflects the cumulative total shareholder returns, as adjusted, for each of the foregoing component securities.

        The comparisons assume $100 was invested at December 31, 1996 and have been adjusted to reflect stock splits.

	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01
Liberty Series A	100.00	190.37	362.86	895.08	427.35	441.14
Liberty Series B	100.00	194.10	368.94	1,067.70	582.30	472.05
S&P Media Index	100.00	151.24	205.34	281.02	222.60	197.93
S&P 500 Index	100.00	131.01	165.95	198.35	178.24	154.99

Compensation of Directors

        For the calendar year 2001, no member of our board of directors received any compensation from us for serving on our board, except as described below. We reimbursed members of our board for travel expenses incurred to attend any meetings of our board or any committee thereof.

        For the calendar year 2002, each of our directors who is not an employee of our company will be paid an annual fee of $50,000 and will be permitted to participate in our company's health benefits plans. In addition, each member of the audit committee of our board of directors will be paid an additional annual fee of $10,000. All fees are payable quarterly in arrears. We will continue to reimburse members of our board for travel expenses incurred to attend any meetings of our board or any committee thereof.

        One of our directors, Larry E. Romrell, has from time to time used our company aircraft and flight crew for nonbusiness reasons. The aggregate incremental cost to our company of such usage by Mr. Romrell during 2001 was $27,196.

Committees of the Board of Directors

Executive Committee

        The board of directors has established an executive committee, whose members are Dr. John C. Malone and Messrs. Paul A. Gould and Robert R. Bennett. Except as specifically prohibited by the Delaware General Corporation Law, the executive committee may exercise all the powers and authority of our board in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.

Compensation Committee

        The board of directors has established a compensation committee, whose members are Dr. John C. Malone and Messrs. Donne F. Fisher, Paul A. Gould and Larry E. Romrell. As discussed above, this compensation committee reviews and makes recommendations to our board regarding all forms of compensation provided to our executive officers and all of our non-executive employees.

Incentive Plan Committee

        The board of directors has also established an incentive plan committee, which is a subcommittee of the compensation committee. The members of the incentive plan committee are Messrs. Donne F. Fisher and Paul A. Gould. As discussed above, the incentive plan committee has sole responsibility for the administration of our incentive plan.

Audit Committee

        The board of directors has established an audit committee, whose members are currently Messrs. Donne F. Fisher, Paul A. Gould and David E. Rapley (and during the year 2001 were Messrs. Fisher and Gould). Each member of our audit committee is "independent," for purposes of the listing standards of the New York Stock Exchange, as such standards currently exist. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee's functions include:

  •
  recommending annually to the board of directors the appointment of our independent auditors;

  •
  discussing and reviewing in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

  •
  reviewing and approving non-audit services of our independent auditors;

  •
  reviewing compliance with our existing major accounting and financial reporting policies;

  •
  reviewing the adequacy of our major accounting and financial reporting policies;

  •
  reviewing our management's procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

  •
  reviewing compliance with applicable SEC and stock exchange rules regarding audit committees; and

  •
  preparing a report for our annual proxy statement.

Our audit committee has adopted a charter, pursuant to which it conducts its functions. A copy of the audit committee charter is set forth in Annex III to this proxy statement.

        Audit Committee Report.    The audit committee has reviewed and discussed our audited consolidated financial statements with management. The audit committee has also discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 (SAS 61—Communication with Audit Committees), as amended, relating to the auditors' judgment about the quality of our accounting principles, judgments and estimates, as applied in its financial reporting.

        The audit committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) that relates to the accountants' independence from our company and our subsidiaries, and has discussed with our independent public accountants their independence.

        Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the SEC.

Submitted by the Members of the Audit Committee:
Donne F. Fisher
Paul A. Gould

Other

        The board, by resolution, may from time to time establish certain other committees of the board, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of the board, subject to applicable law.

Board Meetings

        During 2001, there was one meeting of our full board of directors. All of our directors were present for the full board meeting. No meeting of the executive committee, the compensation committee, the incentive plan committee or the audit committee was held during 2001. Each of these committees conducted its business by written consent during 2001.

        During the first nine months of 2002, there were six meetings of our full board of directors, six meetings of our executive committee, two meetings of our incentive plan committee and five meetings of our audit committee. Each of these meetings was fully attended. No meeting of the compensation committee was held during the first nine months of 2002.

Employment Contracts and Termination of Employment and Change in Control Arrangements

        We have no employment contracts, termination of employment agreements or change of control agreements with any of our named executive officers.

Certain Relationships and Related Transactions

Relationship with AT&T following our Split Off

        Following the merger of TCI and AT&T and prior to our split off from AT&T, we were a wholly owned subsidiary of AT&T Broadband, LLC, of which AT&T was the sole member. At the time of our split off, our businesses, assets and liabilities and those of our subsidiaries constituted all of the businesses, assets and liabilities of AT&T's Liberty Media Group, which was created in connection with the merger.

        In connection with the merger, a number of agreements were entered into to address the relationship between AT&T and its Common Stock Group (including AT&T's then Wireless Group), on the one hand, and our company and the other members of AT&T's Liberty Media Group, on the other hand. Certain of those agreements were amended prior to the split off to reflect the relationship between the parties following the split off. A summary of the material provisions of the foregoing agreements that survived the split off is set forth below.

        Inter-Group Agreement.    The inter-group agreement, as amended and supplemented, provided for the arrangements between AT&T's Common Stock Group and AT&T's Liberty Media Group concerning, among other things, the responsibility of each group for any claims, obligations or liabilities arising from that group's operations and restrictions on the ability of either group to enter into transactions that involve or bind the other group. In general, each group was solely responsible for all claims, obligations or liabilities arising from that group's operations, whether arising before or after the merger or the split off, and is required to indemnify the other group and to hold the other group harmless against all claims, liabilities, losses and expenses allocated to the indemnifying group.

        Intercompany Agreement.    We are entitled to the following benefits under the intercompany agreement:

        Preferred Vendor Status.    We are granted preferred vendor status with respect to access, timing and placement of new programming services. This means that AT&T uses its reasonable efforts to provide digital basic distribution of new services created by us and our affiliates, on mutual "most favored nation" terms and conditions and otherwise consistent with industry practices, subject to the programming meeting standards that are consistent with the type, quality and character of AT&T's cable services as they may evolve over time.

        Extension Of Term Of Affiliation Agreements.    AT&T has agreed to extend any existing affiliation agreement of us and our affiliates that expires on or before March 9, 2004, to a date not before March 9, 2009, if most favored nation terms are offered and the arrangements are consistent with industry practice.

        Interactive Video Services.    AT&T has agreed to enter into arrangements with us for interactive video services under one of the following two arrangements, which will be at the election of AT&T:

  •
  Pursuant to a five-year arrangement, renewable for an additional four-year period on then-current most favored nation terms, AT&T will make available to us capacity equal to one 6 megahertz channel (in digital form and including interactive enablement, first screen access and hot links to relevant web sites—all to the extent implemented by AT&T Broadband's cable systems) to be used for interactive, category-specific video channels that will provide entertainment, information and merchandising programming. The foregoing, however, will not compel AT&T to disrupt other programming or other channel arrangements. The services are to be accessible through advanced set-top devices or boxes deployed by AT&T, except that, unless specifically addressed in a mutually acceptable manner, AT&T will have no obligation to deploy set-top devices or boxes of a type, design or cost materially different from that it would otherwise have deployed. The content categories may include, among others, music, travel, health, sports, books, personal finance, automotive, home video sales and games; or

  •
  AT&T may enter into one or more mutually agreeable ventures with us for interactive, category-specific video channels that will provide entertainment, information and merchandising programming. Each venture will be structured as a 50/50 venture for a reasonable commercial term and provide that we and AT&T will not provide interactive services in the category(s) of interactive video services provided through the venture for the duration of such term other than the joint venture services in the applicable categories. When the distribution of interactive video services occurs through a venture arrangement, AT&T will share in the revenue and expense of the provision of the interactive services pro rata to its ownership interest in lieu of the commercial arrangements described in the preceding paragraph. At the third anniversary of the formation of any such venture, AT&T may elect to purchase our ownership interest in the venture at fair market value. The parties will endeavor to make any such transaction tax efficient to us.

        At the date of this proxy statement, we have not entered into any further agreements with AT&T regarding the distribution of specific interactive television channels. As a result, the exact terms under which AT&T will provide carriage of these channels has not been determined, and AT&T has not made any elections between the alternative carriage arrangements described above. Although we will continue to endeavor to negotiate agreements with AT&T concerning distribution of interactive channels within the framework of the intercompany agreement, there can be no assurance that we will be able to conclude any such agreement on acceptable terms.

        Tax Sharing Agreement.    We entered into a tax sharing agreement with AT&T, which remained in effect following the split off. The tax sharing agreement provides, among other things, that:

  •
  to the extent that the inclusion of AT&T's Liberty Media Group within the consolidated U.S. federal income tax return (or any combined, consolidated or unitary tax return) filed by a member of AT&T's Common Stock Group increases tax liability for any period, we will be responsible for paying AT&T an amount equal to the increased tax liability; and

  •
  to the extent that the inclusion of AT&T's Liberty Media Group within the consolidated U.S. federal income tax return (or any combined, consolidated or unitary tax return) filed by a member of AT&T's Common Stock Group reduces tax liability for any period, AT&T will be responsible for paying us an amount equal to the reduced tax liability.

        The net operating loss for U.S. federal income tax purposes of the affiliated group of which TCI was the common parent at the time of the merger of TCI and AT&T (the TCI Affiliated Group) will be allocated to us (the Allocated NOL) to offset any obligations we would otherwise incur under the tax sharing agreement for periods subsequent to March 9, 1999 (the date of the merger). Certain other tax carryovers of the TCI Affiliated Group will be allocated to AT&T to offset any obligations it would otherwise incur under the tax sharing agreement for periods subsequent to the merger on March 9, 1999. At the time of the split off, the companies attributed to AT&T's Liberty Media Group were deconsolidated for U.S. federal income tax purposes from the affiliated group of which AT&T is the parent corporation. As a result, AT&T paid us an amount equal to 35% of the amount of the Allocated NOL that had not been used as an offset to our obligations under the tax sharing agreement, and that had been, or was reasonably expected to be, utilized by AT&T.

        In general, with respect to the TCI Affiliated Group, for periods ending on or prior to March 9, 1999, the tax sharing agreement provides that:

  •
  we pay AT&T any portion of regular tax liability attributable to TCI's former Liberty Media Group or the TCI Ventures Group;

  •
  any regular tax losses or other tax attributes may be used by us or AT&T without compensation to any other group; and

  •
  if the TCI Affiliated Group has an alternative minimum tax liability, the group, if any, generating alternative minimum tax losses will be paid for such losses to the extent that such losses reduce alternative minimum tax liability of the TCI Affiliated Group but we will not otherwise be required to pay our share of such alternative minimum tax liability.

        If the split off were not to qualify as a tax-free transaction to AT&T, AT&T would recognize taxable gain equal to the excess of the fair market value of our common stock distributed in exchange for AT&T's Liberty Media Group tracking stock over AT&T's tax basis in our common stock. Under the tax sharing agreement, we may be required to indemnify AT&T for certain tax liabilities that are incurred by AT&T with respect to the split off, which amounts could be substantial. The tax sharing agreement also allocates responsibility for certain liabilities associated with deferred intercompany transactions triggered into income as a result of the deconsolidation. In the case of deferred intercompany transactions for which AT&T's Liberty Media Group is responsible, we were required to pay AT&T an amount equal to the tax (or reduction in any tax refund, credit or other benefit) attributable thereto. We also were required to pay AT&T for the tax (or reduction in any tax refund, credit or other benefit) attributable to any excess loss accounts with respect to the stock of members of AT&T's Liberty Media Group. In addition, upon deconsolidation, we were required to pay AT&T for certain deferred payments pursuant to a 1995 tax sharing agreement with TCI.

        Facilities and Services Agreement.    During 2001, we and AT&T Broadband were parties to a facilities and services agreement. Pursuant to the agreement, AT&T Broadband provided us with office space and related services at AT&T Broadband's facilities. Pursuant to the agreement, we reimbursed AT&T Broadband for all direct expenses incurred by AT&T Broadband in providing services thereunder and a pro rata share of all indirect expenses incurred by AT&T Broadband in connection with the rendering of such services. The obligations of AT&T Broadband to provide services under the agreement terminated on December 31, 2001. We were allocated $1 million in corporate and general and administrative costs by AT&T Broadband for the period from January 1, 2001 through July 31, 2001.

        Affiliation Agreements.    AT&T Broadband is party to affiliation agreements pursuant to which it purchases programming from our subsidiaries and affiliates. Certain of these agreements provide for penalties and charges in the event the supplier's programming is not carried on AT&T Broadband's cable systems or not delivered to a contractually specified number of customers. Charges to AT&T Broadband for such programming is generally based upon customary rates and often provide for payments to AT&T Broadband by our subsidiaries and business affiliates for marketing support. We received $210 million in revenue for programming services provided to AT&T Broadband for the period from January 1, 2001 through July 31, 2001.

        Starz Encore Group.    In July 1997, AT&T Broadband's predecessor, TCI, entered into a 25 year affiliation agreement with Starz Encore Group (formerly Encore Media Group) pursuant to which AT&T Broadband is obligated to pay monthly fixed amounts in exchange for unlimited access to Encore and STARZ! programming. The affiliation agreement further provides that to the extent Starz Encore Group's programming costs increase above amounts specified in the agreement, then AT&T Broadband's payments under the affiliation agreement will be increased in an amount equal to a proportion of the excess. Starz Encore Group requested payment from AT&T Broadband of its proportionate share of Starz Encore Group's excess programming costs during the first quarter of 2001 (which amount aggregated approximately $32 million for the year 2001). Excess programming costs payable by AT&T Broadband could be significantly larger in future years.

        By letter dated May 29, 2001, AT&T Broadband has disputed the enforceability of the excess programming costs pass through provisions of the affiliation agreement and questioned whether the affiliation agreement, as a whole, is "voidable." In addition, AT&T Broadband raised certain issues concerning the interpretation of the contractual requirements associated with the treatment of acquisitions and dispositions. Starz Encore Group believes the position expressed by AT&T Broadband to be without merit. On July 10, 2001, Starz Encore Group initiated a lawsuit against AT&T Broadband and Satellite Services, Inc., a subsidiary of AT&T Broadband that is also a party to the affiliation agreement, for breach of contract and collection of damages and costs.

        On October 19, 2001, Starz Encore Group entered into a standstill and tolling agreement with AT&T Broadband whereby the parties agreed to move the court to stay the lawsuit until August 31, 2002 to permit the parties an opportunity to resolve their dispute. This agreement provided that either party might unilaterally petition the court to lift the stay after April 30, 2002 and proceed with the litigation. The court granted the stay on October 30, 2001. In conjunction with this agreement, AT&T Broadband and Liberty entered into various agreements whereby Starz Encore Group indirectly received payment for AT&T Broadband's proportionate share of the programming costs pass through for 2001. On September 5, 2002, Starz Encore Group and AT&T Broadband jointly moved the court to extend the stay pending further negotiations in light of the proposed corporate transaction in which AT&T Broadband and Comcast Corporation would become subsidiaries of a new entity, AT&T Comcast Corporation. On October 2, 2002, the court granted the parties' joint request that the stay be extended to and including January 31, 2003, on condition that the parties undertake efforts to settle the dispute through a third-party mediator. The parties have also extended their standstill and tolling agreement through the conclusion of the extended stay.

        DMX.    Also in 1997, in connection with the merger of Liberty Digital and DMX, TCI transferred to Liberty Digital the right to receive payments from AT&T Broadband relating to sales of DMX analog music services to AT&T Broadband's residential and commercial subscribers. Liberty Digital also receives annual license fees and subscriber revenue from AT&T Broadband relating to distribution of digital music services to commercial and residential customers.

        Other Transactions.    National Digital Television Center, a subsidiary of AT&T Broadband, leases transponder facilities to certain of our subsidiaries. Charges by NDTC for such arrangements were $8 million for the period from January 1, 2001 through July 31, 2001.

Certain Relationships with Directors and Officers

        Liberty TP Management Transaction.    During the third quarter of 2002, we transferred an indirect 1% beneficial ownership interest in 55.5 million shares of Sprint PCS stock and related collar agreements to Liberty TP Management, Inc. in exchange for an $8.9 million note payable, which accrues interest at 5%. As described under "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management" above, our Chairman, Dr. Malone, holds all of the outstanding common stock of TP Investment, Inc., which in turn owns all of the Class B preferred stock of Liberty TP Management and a 5% membership interest, representing a 50% voting interest, in Liberty TP LLC. Liberty TP LLC holds 20.6% of the common equity and 27.2% of the voting power of Liberty TP Management. We own the remaining equity interests in Liberty TP Management and the remaining membership interests in Liberty TP LLC.

        Malone Employment Agreement.    In connection with the merger of TCI and AT&T, an employment agreement between Dr. Malone and TCI was assigned to us. The term of Dr. Malone's employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of $2,600, subject to increase upon approval of our board. The employment agreement provides for payment or reimbursement of professional fees and expenses incurred by Dr. Malone for estate and tax planning services. Additionally, the employment agreement provides for personal use of our aircraft and flight crew, limited to an aggregate value of $200,000 per year (such value to be determined in accordance with Treasury Regulation Section 1.61-21(g), or any successor regulation thereto).

        Dr. Malone's employment agreement provides, among other things, for deferral of a portion (not in excess of 40%) of the monthly compensation payable to him for all employment years commencing on or after January 1, 1993. The deferred amounts will be payable in monthly installments over a 20-year period commencing on the termination of Dr. Malone's employment, together with interest thereon at the rate of 8% per annum compounded annually from the date of deferral to the date of payment.

        Dr. Malone's employment agreement also provides that, upon termination of his employment by us (other than for cause, as defined in the agreement) or if Dr. Malone elects to terminate the agreement because of a change in control of our company, all remaining compensation due under the agreement for the balance of the employment term shall be immediately due and payable.

        Dr. Malone's agreement provides that, during his employment with us and for a period of two years following the effective date of his termination of employment with us, unless termination results from a change in control of our company, he will not be connected with any entity in any manner specified in the agreement, which competes in a material respect with our business. The agreement provides, however, that Dr. Malone may own securities of any corporation listed on a national securities exchange or quoted in The Nasdaq Stock Market to the extent of an aggregate of 5% of the amount of such securities outstanding.

        For a period of 12 months following a change in control, as defined in Dr. Malone's employment agreement, our ability to terminate Dr. Malone's employment for cause will be limited to situations in which Dr. Malone has entered a plea of guilty to, or has been convicted of, the commission of a felony offense.

        Dr. Malone's agreement also provides that in the event of termination of his employment with us, he will be entitled to receive 240 consecutive monthly payments of $15,000 (increased at the rate of 12% per annum compounded annually from January 1, 1988 to the date payment commences), the first of which will be payable on the first day of the month succeeding the termination of Dr. Malone's employment. In the event of Dr. Malone's death, his beneficiaries will be entitled to receive the foregoing monthly payments.

        Dr. Malone deferred a portion of his monthly compensation under his previous employment agreement for all employment years ending on or prior to December 31, 1992. We assumed the obligation to pay that deferred compensation in connection with the merger of AT&T and TCI. The compensation that he deferred (together with interest on that compensation at the rate of 13% per annum compounded annually from the date of deferral to the date of payment) will continue to be payable under the terms of the previous agreement. The rate at which interest accrues on such previously deferred compensation was established in 1983 pursuant to the previous agreement.

        Kern Stock Purchase.    In May 2001, we purchased 2,245,155 shares of common stock of On Command from Jerome H. Kern, one of our directors and the then-Chairman of the Board of On Command, for aggregate cash consideration of $25.2 million. Such purchase price represents a per share price of $11.22. The closing market price for On Command common stock on the day the transaction was signed was $7.77. The proceeds were used to repay the outstanding balance under a line of credit extended to Mr. Kern by The Bank of New York which we guaranteed. To secure Mr. Kern's repayment of any amount paid by us under the guaranty, Mr. Kern had granted to us a security interest in all of his stock options and tandem or free-standing SARs with respect to shares of our common stock and shares of AT&T's common stock. As a result of the repayment, our guaranty under that line of credit was cancelled, and our security interest in Mr. Kern's shares was terminated.

        Indemnification of Certain of Our Employees.    In connection with the merger of AT&T and TCI, certain employees (including directors and executive officers) of our company who were officers or directors of TCI prior to the merger received undertakings of indemnification from TCI with respect to the effects of U.S. federal excise taxes that may become payable by them as a result of the merger and the resulting change in control of TCI. Pursuant to the inter-group agreement, we and AT&T are responsible for all obligations to our respective officers and employees.

        We believe that the foregoing business dealings with management were based upon terms no less advantageous to us than those which would be available in dealing with unaffiliated persons.

SHAREHOLDER PROPOSALS

        Based upon the date of our 2002 annual meeting, proposals by our shareholders for which consideration is desired at the 2003 annual meeting of shareholders must be received by us by July 16, 2003, or such other date as we may determine and announce in connection with the actual scheduling of our 2003 annual meeting.

        All shareholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and, as with any shareholder proposal (regardless of whether it is included in our proxy materials), our restated certificate of incorporation, our bylaws and Delaware law.

* * *

        This proxy statement is being provided at the direction of the board of directors.

Charles Y. Tanabe
Senior Vice President,
General Counsel and Secretary

Englewood, Colorado
November 13, 2002

ANNEX I

LIBERTY MEDIA CORPORATION
2000 INCENTIVE PLAN

(As Amended and Restated Effective September 11, 2002)

ARTICLE I

PURPOSE AND ASSUMPTION OF PLAN

        1.1    Purpose.    The purpose of the Plan is to promote the success of the Company by providing a method whereby (i) eligible employees of the Company and its Subsidiaries and (ii) independent contractors providing services to the Company and it Subsidiaries may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing independent contractors to agree to provide services to the Company and its Subsidiaries.

        1.2    Assumption of Plan.    The Plan was previously adopted as the Amended and Restated AT&T Corp. Liberty Media Group 2000 Incentive Plan, by the board of directors of AT&T Corp., the Company's former parent corporation. The Board of the Company approved the amendment and restatement of the Plan, effective August 10, 2001, and assumed and adopted the Plan on behalf of the Company. Grants of Free Standing SARs made under the Plan prior to its amendment and restatement as of August 10, 2001 were converted, in accordance with their terms, into Options on August 10, 2001.

        1.3    Further Amendment and Restatement of Plan.    The Plan is being further amended and restated as set forth herein. The Board of the Company approved the further amendment and restatement of the Plan, effective September 11, 2002.

ARTICLE II

DEFINITIONS

        2.1    Certain Defined Terms.    Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

          "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

          "Agreement" means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, stock units agreement, or an agreement evidencing more than one type of Award, specified in Section 10.5, as any such Agreement may be supplemented or amended from time to time.

          "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation, or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation, or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

          "Award" means a grant of Options, SARs, Restricted Shares, Stock Units and/or cash under this Plan.

          "Board" means the Board of Directors of the Company.

          "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          "Committee" means the committee of the Board appointed pursuant to Section 3.1 to administer the Plan.

          "Common Stock" means each or any (as the context may require) series of the Company's common stock.

          "Company" means Liberty Media Corporation, a Delaware corporation.

          "Control Purchase" means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation, or other entity (other than the Company, any Subsidiary of the Company, or any employee benefit plan sponsored by the Company or any Subsidiary of the Company) shall purchase any Common Stock of the Company (or securities convertible into Common Stock of the Company) for cash, securities, or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) any person (as such term is so defined), corporation, or other entity (other than the Company, any Subsidiary of the Company, any employee benefit plan sponsored by the Company, or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Exempt Person" means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of August 10, 2001, and (b) the respective family members, estates, and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term "family member" means the spouse, siblings and lineal descendants of such Person.

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          "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          "Dividend Equivalents" means, with respect to Restricted Shares to be issued at the end of the Restriction Period, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

          "Domestic Relations Order" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

          "Effective Date" means December 6, 2000, the date on which the Plan originally became effective.

          "Equity Security" shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          "Fair Market Value" of a share of any series of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of such series of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as reported on Nasdaq or, if such shares are not then listed or quoted on Nasdaq, then as quoted by the National Quotation Bureau Incorporated. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

          "Free Standing SAR" has the meaning ascribed thereto in Section 7.1.

          "Holder" means a Person who has received an Award under this Plan.

          "Nasdaq" means The Nasdaq Stock Market.

          "Nonqualified Stock Option" means a stock option granted under Article VI.

          "Option" means a Nonqualified Stock Option.

          "Person" means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

          "Plan" means this Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective September 11, 2002).

          "Restricted Shares" means shares of any series of Common Stock or the right to receive shares of any specified series of Common Stock, as the case may be, awarded pursuant to Article VIII.

          "Restriction Period" means a period of time beginning on the date of each Award of Restricted Shares and ending on the Vesting Date with respect to such Award.

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          "Retained Distribution" has the meaning ascribed thereto in Section 8.3.

          "SARs" means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.

          "Stock Unit Awards" has the meaning ascribed thereto in Section 9.1.

          "Subsidiary" of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital, or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

          "Tandem SARs" has the meaning ascribed thereto in Section 7.1.

          "Vesting Date," with respect to any Restricted Shares awarded hereunder, means the date on which such Restricted Shares cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such award of Restricted Shares pursuant to Article VIII. If more than one Vesting Date is designated for an award of Restricted Shares, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

ARTICLE III

ADMINISTRATION

        3.1    Committee.    The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two Persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee, and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

        3.2    Powers.    The Committee shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, and/or Stock Units under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan, and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement, or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing, and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees and independent contractors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.

        3.3    Interpretation.    The Committee is authorized, subject to the provisions of the Plan, to establish, amend, and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the

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Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Committee shall be liable for any action or determination made or taken by him or the Committee in good faith with respect to the Plan.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

        4.1    Number of Shares.    Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 160 million shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan that shall be exercised for cash, and (iii) any Award of Restricted Shares or Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Except for Awards described in Section 10.1, no Person may be granted in any calendar year Awards covering more than 25 million shares of Common Stock (as such amount may be adjusted from time to time as provided in Section 4.2).

        4.2    Adjustments.    If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock, or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 10.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee, in its sole discretion and in such manner as the Committee may deem equitable and appropriate, may make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned, or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. Notwithstanding the foregoing, if all shares of any series of Common Stock are redeemed, then each outstanding Award shall be adjusted to substitute for the shares of such series of Common Stock subject thereto the kind and amount of cash, securities or other assets issued or paid in the redemption of the equivalent number of shares of such series of Common Stock and otherwise the terms of such Award, including, in the case of Options or similar rights, the total exercise price, and, in the case of Free Standing SARs, the base price, shall remain constant before and after the substitution (unless otherwise determined by the Committee and provided in the applicable Agreement). The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

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ARTICLE V

ELIGIBILITY

        5.1    General.    The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall, subject to Section 5.2, be such Persons who are employees (including officers and directors) of or independent contractors providing services to the Company or its Subsidiaries as the Committee shall select. Awards may be made to employees or independent contractors who hold or have held Awards under this Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

        5.2    Ineligibility.    No member of the Committee, while serving as such, shall be eligible to receive an Award.

ARTICLE VI

STOCK OPTIONS

        6.1    Grant of Options.    Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option.

        6.2    Option Price.    The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be more than, less than, or equal to the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.

        6.3    Term of Options.    Subject to the provisions of the Plan with respect to death, retirement, and termination of employment, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement.

        6.4    Exercise of Options.    An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

        6.5    Manner of Exercise.

          (a)    Form of Payment.    An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

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          (b)    Value of Shares.    Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

          (c)    Issuance of Shares.    The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

        6.6    Nontransferability.    Unless otherwise determined by the Committee and provided in the applicable Agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order, and, except as otherwise required pursuant to a Domestic Relations Order, Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court-appointed legal representative).

ARTICLE VII

SARS

        7.1    Grant of SARs.    Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Common Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible employee (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.

        7.2    Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration, or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

        7.3    Free Standing SARs.    Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be more than, less than, or equal to the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR.

        7.4    Consideration.    The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

        7.5    Limitations.    The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including, without limitation, a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

        7.6    Exercise.    For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).

        7.7    Nontransferability.    Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) SARs shall not be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order, and (ii) except as otherwise required pursuant to a Domestic Relations Order, SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court-appointed legal representative).

ARTICLE VIII

RESTRICTED SHARES

        8.1    Grant.    Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted awards of Restricted Shares, shall determine the time when each such Award shall be granted, shall determine whether shares of Common Stock covered by awards of Restricted Shares will be issued at the beginning or the end of the Restriction Period and whether Dividend Equivalents will be paid during the Restriction Period in the event shares of the applicable series of Common Stock are to be issued at the end of the Restriction Period, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each award of Restricted Shares, and may prescribe other restrictions, terms, and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.

        8.2    Issuance of Restricted Shares at Beginning of the Restriction Period.    If shares of the applicable series of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Shares shall be registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

        8.3    Restrictions.    Restricted Shares issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers, and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (b) the Company or its designee will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2; (c) other than such dividends and distributions as the Committee may designate, the Company or its designee will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (d) the Holder may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and (e) a breach of any restrictions, terms, or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

        8.4    Issuance of Stock at End of the Restriction Period.    Restricted Shares issued at the end of the Restriction Period shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an award of Restricted Shares, in each case until such shares shall have been transferred to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.

        8.5    Cash Awards.    In connection with any award of Restricted Shares, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Shares at any time after such Restricted Shares shall have become vested. Such cash awards shall be payable in accordance with such additional restrictions, terms, and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus, or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

        8.6    Completion of Restriction Period.    On the Vesting Date with respect to each award of Restricted Shares and the satisfaction of any other applicable restrictions, terms, and conditions, (a) all or the applicable portion of such Restricted Shares shall become vested, (b) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested, and (c) any cash award to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Retained Distributions, and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Retained Distributions, and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Retained Distributions, and unpaid Dividend Equivalents that shall have become vested, and payment of any cash awards that shall have become payable, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide.

ARTICLE IX

STOCK UNITS

        9.1    Grant.    In addition to granting awards of Options, SARs, and Restricted Shares, the Committee shall, subject to the limitations of the Plan, have authority to grant to eligible Persons awards of Stock Units which may be in the form of shares of any specified series of Common Stock or units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, awards of Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements, and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. The determinations made by the Committee pursuant to this Section 9.1 shall be specified in the applicable Agreement.

        9.2    Rules.    The Committee may, in its discretion, establish any or all of the following rules for application to an Award of Stock Units:

          (a)  Any shares of Common Stock which are part of an award of Stock Units may not be assigned, sold, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of the Award.

          (b)  Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

          (c)  Awards of Stock Units may relate in whole or in part to performance or other criteria established by the Committee at the time of grant.

          (d)  Awards of Stock Units may provide for deferred payment schedules, vesting over a specified period of employment, the payment (on a current or deferred basis) of dividend equivalent amounts with respect to the number of shares of Common Stock covered by the Award, and elections by the employee to defer payment of the Award or the lifting of restrictions on the Award, if any.

          (e)  In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Stock Unit Award was made subject at the time of grant.

ARTICLE X

GENERAL PROVISIONS

        10.1    Acceleration of Options, SARs, Restricted Shares and Stock Units.

          (a)    Death or Disability.    If a Holder's employment shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule, or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Stock Units, each such award of Stock Units shall become vested in full.

          (b)    Approved Transactions; Board Change; Control Purchase.    In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule, or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions, and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Stock Units, each such award of Stock Units shall become vested in full, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Committee, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash, or other assets into or for which the applicable series of Common Stock may be changed, converted, or exchanged in connection with the Approved Transaction.

        10.2    Termination of Employment.

          (a)    General.    If a Holder's employment shall terminate prior to the complete exercise of an Option or SAR (or deemed exercise thereof, as provided in Section 7.2) or during the Restriction Period with respect to any Restricted Shares or prior to the vesting or complete exercise of any Stock Units, then such Option, SAR, or Stock Unit shall thereafter be exercisable, and the Holder's rights to any unvested Restricted Shares, Retained Distributions, unpaid Dividend Equivalents, and cash amounts and any such unvested Stock Units shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder's employment for cause will be treated in accordance with the provisions of Section 10.2(b).

          (b)    Termination for Cause.    If a Holder's employment with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary during the Restriction Period with respect to any Restricted Shares, or prior to the exercise of any Option or SAR, or prior to the vesting or complete exercise of any Stock Unit for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include, but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind, and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for cause shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) all Options and SARs and all unvested or unexercised Stock Units held by such Holder shall immediately terminate and (ii) such Holder's rights to all Restricted Shares, Retained Distributions, any unpaid Dividend Equivalents, and any cash awards shall be forfeited immediately.

          (c)    Miscellaneous.    The Committee may determine whether any given leave of absence constitutes a termination of employment; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company.

        10.3    Right of Company to Terminate Employment.    Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment of the Holder at any time, with or without cause, subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary of the Company.

        10.4    Nonalienation of Benefits.    Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the Person entitled to such benefits.

        10.5    Written Agreement.    Each grant of an Option under the Plan shall be evidenced by a stock option agreement; each SAR shall be evidenced by a stock appreciation rights agreement; each award of Restricted Shares shall be evidenced by a restricted shares agreement; and each award of Stock Units shall be evidenced by a stock units agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, or Stock Units shall be notified promptly of such grant, and a written Agreement shall be promptly executed and delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate (i) to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company or (ii) to provide cash payments to the Holder to mitigate the impact of such penalty provisions upon the Holder. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.7(b).

        10.6    Designation of Beneficiaries.    Each Person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such Person.

        10.7    Termination and Amendment.

          (a)    General.    Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Plan may be terminated at any time prior to the tenth anniversary of the Effective Date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.

          (b)    Modification.    No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal, or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.7(a)), the Committee may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.7(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

        10.8    Government and Other Regulations.    The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules, and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issued to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

        10.9    Withholding.    The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state, and local tax withholding requirements. Federal, state, and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Stock Units, as appropriate, may, in the discretion of the Committee, be paid in shares of the applicable series of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including, without limitation, the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state, or local taxes of any kind required to be withheld by the Company with respect to such Award.

        10.10    Nonexclusivity of the Plan.    The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        10.11    Exclusion from Pension and Profit-Sharing Computation.    By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan, program, or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary of the Company.

        10.12    Unfunded Plan.    Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an "unfunded" plan of the Company. Except as provided in Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no employee shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee, or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        10.13    Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

        10.14    Accounts.    The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.9.

        10.15    Legends.    Each certificate evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions, or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

        10.16    Company's Rights.    The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations, or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell, or otherwise dispose of all or any part of its business or assets.

ANNEX II

LIBERTY MEDIA CORPORATION
2002 NONEMPLOYEE DIRECTOR INCENTIVE PLAN

ARTICLE I

PURPOSE OF PLAN

        1.1    Purpose.    The purpose of the Plan is to provide a method whereby eligible Nonemployee Directors of the Company may be awarded additional remuneration for services rendered and encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses and increasing their personal interest in the continued success and progress of the Company. The Plan is also intended to aid in attracting Persons of exceptional ability to become Nonemployee Directors of the Company.

ARTICLE II

DEFINITIONS

        2.1    Certain Defined Terms.    Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

          "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

          "Agreement" means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, stock units agreement, or an agreement evidencing more than one type of Award, specified in Section 11.5, as any such Agreement may be supplemented or amended from time to time.

          "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation, or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation, or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

          "Award" means a grant of Options, SARs, Restricted Shares, Stock Units and/or cash under this Plan.

          "Board" means the Board of Directors of the Company.

          "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          "Common Stock" means each or any (as the context may require) series of the Company's common stock.

          "Company" means Liberty Media Corporation, a Delaware corporation.

          "Control Purchase" means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation, or other entity (other than the Company, any Subsidiary of the Company, or any employee benefit plan sponsored by the Company or any Subsidiary of the Company) shall purchase any Common Stock of the Company (or securities convertible into Common Stock of the Company) for cash, securities, or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) any person (as such term is so defined), corporation, or other entity (other than the Company, any Subsidiary of the Company, any employee benefit plan sponsored by the Company, or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Exempt Person" means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of August 10, 2001, and (b) the respective family members, estates, and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term "family member" means the spouse, siblings and lineal descendants of such Person.

          "Director Compensation" means the annual retainer and meeting fees, and any other regular cash compensation payable by the Company to a Nonemployee Director for service on the Board.

          "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          "Dividend Equivalents" means, with respect to Restricted Shares to be issued at the end of the Restriction Period, to the extent specified by the Board only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock.

          "Domestic Relations Order" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

          "Effective Date" means the date on which the Plan is approved by the shareholders of the Company.

          "Equity Security" shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          "Fair Market Value" of a share of any series of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of such series of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as reported on Nasdaq or, if such shares are not then listed or quoted on Nasdaq, then as quoted by the National Quotation Bureau Incorporated. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Board on the basis of such quotations and other considerations as the Board deems appropriate.

          "Free Standing SAR" has the meaning ascribed thereto in Section 7.1.

          "Holder" means a Person who has received an Award under this Plan.

          "Nasdaq" means The Nasdaq Stock Market.

          "Nonemployee Director" means an individual who is a member of the Board and who is not an employee of the Company or any Subsidiary.

          "Nonqualified Stock Option" means a stock option granted under Article VI.

          "Option" means a Nonqualified Stock Option.

          "Person" means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

          "Plan" means this Liberty Media Corporation 2002 Nonemployee Director Incentive Plan.

          "Restricted Shares" means shares of any series of Common Stock or the right to receive shares of any specified series of Common Stock, as the case may be, awarded pursuant to Article VIII.

          "Restriction Period" means a period of time beginning on the date of each Award of Restricted Shares and ending on the Vesting Date with respect to such Award.

          "Retained Distribution" has the meaning ascribed thereto in Section 8.3.

          "SARs" means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.

          "Stock Unit Awards" has the meaning ascribed thereto in Section 9.1.

          "Subsidiary" of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital, or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

          "Tandem SARs" has the meaning ascribed thereto in Section 7.1.

          "Vesting Date," with respect to any Restricted Shares awarded hereunder, means the date on which such Restricted Shares cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such award of Restricted Shares pursuant to Article VIII. If more than one Vesting Date is designated for an award of Restricted Shares, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

ARTICLE III

ADMINISTRATION

        3.1    Administration.    The Plan shall be administered by the Board, provided that it may delegate to employees of the Company certain administrative or ministerial duties in carrying out the purposes of the Plan.

        3.2    Powers.    The Board shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, and/or Stock Units under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan, and to supervise the administration of the Plan. The Board in making an Award may provide for the granting or issuance of additional, replacement, or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Board shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing, and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Board may take into account such factors as the Board in its discretion deems relevant.

        3.3    Interpretation.    The Board is authorized, subject to the provisions of the Plan, to establish, amend, and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Board, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Board shall be liable for any action or determination made or taken by him or the Board in good faith with respect to the Plan.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

        4.1    Number of Shares.    Subject to the provisions of this Article IV, the maximum number of shares of Common Stock (i) which may be issued in lieu of Director Compensation pursuant to Section 10.1 and (ii) with respect to which Awards may be granted during the term of the Plan shall be 5 million shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan that shall be exercised for cash, and (iii) any Award of Restricted Shares or Stock Units that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan.

        4.2    Adjustments.    If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Board determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock, or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 11.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under this Plan, then the Board, in its sole discretion and in such manner as the Board may deem equitable and appropriate, may make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned, or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. Notwithstanding the foregoing, if all shares of any series of Common Stock are redeemed, then each outstanding Award shall be adjusted to substitute for the shares of such series of Common Stock subject thereto the kind and amount of cash, securities or other assets issued or paid in the redemption of the equivalent number of shares of such series of Common Stock and otherwise the terms of such Award, including, in the case of Options or similar rights, the total exercise price, and, in the case of Free Standing SARs, the base price, shall remain constant before and after the substitution (unless otherwise determined by the Board and provided in the applicable Agreement). The Board may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

ARTICLE V

ELIGIBILITY

        5.1    General.    The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall, subject to Section 5.2, be such Persons who are Nonemployee Directors as the Board shall select. Awards may be made to Nonemployee Directors who hold or have held Awards under this Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

        5.2    Ineligibility.    No Person who is not a Nonemployee Director shall be eligible to receive an Award.

ARTICLE VI

STOCK OPTIONS

        6.1    Grant of Options.    Subject to the limitations of the Plan, the Board shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option.

        6.2    Option Price.    The price at which shares may be purchased upon exercise of an Option shall be fixed by the Board and may be more than, less than, or equal to the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.

        6.3    Term of Options.    Subject to the provisions of the Plan with respect to death, retirement and termination of service, the term of each Option shall be for such period as the Board shall determine as set forth in the applicable Agreement.

        6.4    Exercise of Options.    An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this

Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

        6.5    Manner of Exercise.

          (a)    Form of Payment.    An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Board may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 11.9 shall be determined by the Board and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Board deems appropriate.

          (b)    Value of Shares.    Unless otherwise determined by the Board and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

          (c)    Issuance of Shares.    The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 11.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Board and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

        6.6    Nontransferability.    Unless otherwise determined by the Board and provided in the applicable Agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order, and, except as otherwise required pursuant to a Domestic Relations Order, Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court-appointed legal representative).

ARTICLE VII

SARs

        7.1    Grant of SARs.    Subject to the limitations of the Plan, SARs may be granted by the Board to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Board shall determine. A SAR may be granted to a

Holder of an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Common Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible Nonemployee Director (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.

        7.2    Tandem SARs.    A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration, or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Board and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

        7.3    Free Standing SARs.    Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be more than, less than, or equal to the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Board and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR.

        7.4    Consideration.    The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Board shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

        7.5    Limitations.    The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including, without limitation, a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Board may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

        7.6    Exercise.    For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Board and provided in the applicable Agreement).

        7.7    Nontransferability.    Unless otherwise determined by the Board and provided in the applicable Agreement, (i) SARs shall not be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order, and (ii) except as otherwise required pursuant to a Domestic Relations Order, SARs may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court-appointed legal representative).

ARTICLE VIII

RESTRICTED SHARES

        8.1    Grant.    Subject to the limitations of the Plan, the Board shall designate those eligible Persons to be granted awards of Restricted Shares, shall determine the time when each such Award shall be granted, shall determine whether shares of Common Stock covered by awards of Restricted Shares will be issued at the beginning or the end of the Restriction Period and whether Dividend Equivalents will be paid during the Restriction Period in the event shares of the applicable series of Common Stock are to be issued at the end of the Restriction Period, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each award of Restricted Shares, and may prescribe other restrictions, terms, and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Board shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Board pursuant to this Section 8.1 shall be specified in the Agreement.

        8.2    Issuance of Restricted Shares at Beginning of the Restriction Period.    If shares of the applicable series of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Shares shall be registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

        8.3    Restrictions.    Restricted Shares issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Board may designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers, and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Board and provided in the applicable Agreement, (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (b) the Company or its designee will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 8.2; (c) other than such dividends and distributions as the Board may designate, the Company or its designee will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (d) the Holder may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and (e) a breach of any restrictions, terms, or conditions provided in the Plan or established by the Board with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

        8.4    Issuance of Stock at End of the Restriction Period.    Restricted Shares issued at the end of the Restriction Period shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an award of Restricted Shares, in each case until such shares shall have been transferred to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Board may specify in the Agreement.

        8.5    Cash Awards.    In connection with any award of Restricted Shares, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Shares at any time after such Restricted Shares shall have become vested. Such cash awards shall be payable in accordance with such additional restrictions, terms, and conditions as shall be prescribed by the Board in the Agreement and shall be in addition to any other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

        8.6    Completion of Restriction Period.    On the Vesting Date with respect to each award of Restricted Shares and the satisfaction of any other applicable restrictions, terms, and conditions, (a) all or the applicable portion of such Restricted Shares shall become vested, (b) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested, and (c) any cash award to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Retained Distributions, and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Retained Distributions, and any unpaid Dividend Equivalents that shall have been so forfeited. The Board may, in its discretion, provide that the delivery of any Restricted Shares, Retained Distributions, and unpaid Dividend Equivalents that shall have become vested, and payment of any cash awards that shall have become payable, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Board in accordance with such rules and regulations, including any deadline for the making of such an election, as the Board may provide.

ARTICLE IX

STOCK UNITS

        9.1    Grant.    In addition to granting awards of Options, SARs, and Restricted Shares, the Board shall, subject to the limitations of the Plan, have authority to grant to eligible Persons awards of Stock Units which may be in the form of shares of any specified series of Common Stock or units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of

Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 9.2, awards of Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements, and payment rules as the Board may determine in its discretion, which need not be identical for each Award. The determinations made by the Board pursuant to this Section 9.1 shall be specified in the applicable Agreement.

        9.2    Rules.    The Board may, in its discretion, establish any or all of the following rules for application to an Award of Stock Units:

          (a)  Any shares of Common Stock which are part of an award of Stock Units may not be assigned, sold, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Board at the time of the Award.

          (b)  Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

          (c)  Awards of Stock Units may relate in whole or in part to performance or other criteria established by the Board at the time of grant.

          (d)  Awards of Stock Units may provide for deferred payment schedules, vesting over a specified period of service, the payment (on a current or deferred basis) of dividend equivalent amounts with respect to the number of shares of Common Stock covered by the Award, and elections by the Holder to defer payment of the Award or the lifting of restrictions on the Award, if any.

          (e)  In such circumstances as the Board may deem advisable, the Board may waive or otherwise remove, in whole or in part, any restrictions or limitations to which a Stock Unit Award was made subject at the time of grant.

ARTICLE X

STOCK AWARDS IN LIEU OF CASH DIRECTOR FEES

        10.1    General.    Each Nonemployee Director shall have the option to elect to receive shares of one or more series of Common Stock, as prescribed by the Board, in lieu of all or part of the Director Compensation otherwise payable by the Company during each calendar quarter. Subject to any applicable Purchase Restriction as described in Section 10.3, to the extent a Nonemployee Director has elected in writing to receive stock in lieu of Director Compensation, such Nonemployee Director will receive shares of Common Stock on the last day of the calendar quarter for which the Director Compensation was earned. The Director Compensation shall be converted to a number of shares of Common Stock equal in value to such Director Compensation based on the Fair Market Value of such shares on the last day of the calendar quarter for which the Director Compensation would otherwise be payable to the Nonemployee Director, with any fractional shares paid in cash. For this purpose, if the last day of the calendar quarter is not a trading day, then Fair Market Value shall be determined as of the next succeeding trading day. Any shares issued in lieu of Director Compensation shall be issued free of all restrictions except as required by law.

        10.2    Timing of Election.    A Nonemployee Director's election pursuant to Section 10.1 must be made no later than the 30th calendar day (or such other day as the Board may prescribe) prior to the end of the calendar quarter to which the election applies in accordance with the procedures established by the Board. Once an election is made with respect to a particular calendar quarter, it may not be withdrawn or substituted unless the Board determines, in its sole discretion, that the withdrawal or substitution is occasioned by an extraordinary or unanticipated event.

        10.3    Election Void During Restricted Period.    If, on the date shares would be purchased pursuant to an election under Section 10.1, there is in place any restriction under applicable law (including, without limitation, a blackout period under the Sarbanes-Oxley Act of 2002) or the rules of the principal national securities exchange on which shares of the applicable series of Common Stock are traded (a "Purchase Restriction") which would prohibit the Nonemployee Director from making such a purchase, then such shares shall be purchased on the first trading day following the lapse or removal of the Purchase Restriction based on the Fair Market Value of the shares on such trading day.

        10.4    Conditions.    Nothing contained herein shall preclude the Board, in its sole discretion, from imposing conditions on any election made under Section 10.1, including, without limitation, the conditions described in Section 10.3.

ARTICLE XI

GENERAL PROVISIONS

        11.1    Acceleration of Options, SARs, Restricted Shares and Stock Units.

          (a)    Death or Disability.    If a Holder's service shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule, or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Stock Units, each such award of Stock Units shall become vested in full.

          (b)    Approved Transactions; Board Change; Control Purchase.    In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule, or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions, and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Stock Units, each such award of Stock Units shall become vested in full, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Board may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Board, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash, or other assets into or for which the applicable series of Common Stock may be changed, converted, or exchanged in connection with the Approved Transaction.

        11.2    Termination of Service.

          (a)    General.    If a Holder's service shall terminate prior to the complete exercise of an Option or SAR (or deemed exercise thereof, as provided in Section 7.2) or during the Restriction Period with respect to any Restricted Shares or prior to the vesting or complete exercise of any Stock Units, then such Option, SAR, or Stock Unit shall thereafter be exercisable, and the Holder's rights to any unvested Restricted Shares, Retained Distributions, unpaid Dividend Equivalents, and cash amounts and any such unvested Stock Units shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Board and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder's service terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder's service for cause will be treated in accordance with the provisions of Section 11.2(b).

          (b)    Termination for Cause.    If a Holder's service on the Board shall be terminated by the Company during the Restriction Period with respect to any Restricted Shares, or prior to the exercise of any Option or SAR, or prior to the vesting or complete exercise of any Stock Unit for cause (for these purposes, cause shall include, but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind, and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for cause shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Board and provided in the applicable Agreement, (i) all Options and SARs and all unvested or unexercised Stock Units held by such Holder shall immediately terminate and (ii) such Holder's rights to all Restricted Shares, Retained Distributions, any unpaid Dividend Equivalents, and any cash awards shall be forfeited immediately.

        11.3    Nonalienation of Benefits.    Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the Person entitled to such benefits.

        11.4    Written Agreement.    Each grant of an Option under the Plan shall be evidenced by a stock option agreement; each SAR shall be evidenced by a stock appreciation rights agreement; each award of Restricted Shares shall be evidenced by a restricted shares agreement; and each award of Stock Units shall be evidenced by a stock units agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Board from time to time shall approve; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, or Stock Units shall be notified promptly of such grant, and a written Agreement shall be promptly executed and delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Board deems appropriate (i) to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company or (ii) to provide cash payments to the Holder to mitigate the impact of such penalty provisions upon the Holder. Any such Agreement may be supplemented or amended from time to time as approved by the Board as contemplated by Section 11.6(b).

        11.5    Designation of Beneficiaries.    Each Person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Board on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such Person.

        11.6    Termination and Amendment.

          (a)    General.    Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Plan may be terminated at any time prior to the tenth anniversary of the Effective Date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Board.

          (b)    Modification.    No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal, or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 11.6(a)), the Board may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Board may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 11.6(b) shall be construed to prevent the Board from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Board may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

        11.7    Government and Other Regulations.    The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules, and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issued to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

        11.8    Withholding.    The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state, and local tax withholding requirements. Federal, state, and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Stock Units, as appropriate, may, in the discretion of the Board, be paid in shares of the applicable series of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including, without limitation, the conditions referenced in Section 6.5) as the Board shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Board for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state, or local taxes of any kind required to be withheld by the Company with respect to such Award.

        11.9    Nonexclusivity of the Plan.    The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        11.10    Exclusion from Other Plans.    By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as compensation or bonus in determining the amount of any payment under any pension, retirement or other benefit plan, program, or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan of the Company or any Subsidiary of the Company. Director Compensation elected to be received in the form of stock in lieu of cash shall be treated as regular compensation for purposes of any Director retirement or life insurance plan.

        11.11    Unfunded Plan.    Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an "unfunded" plan of the Company. Except as provided in Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no Holder shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company to any Holder pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and shall be limited to those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        11.12    Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

        11.13    Accounts.    The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 11.8.

        11.14    Legends.    Each certificate evidencing shares of Common Stock subject to an Award shall bear such legends as the Board deems necessary or appropriate to reflect or refer to any terms, conditions, or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

        11.15    Company's Rights.    The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations, or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell, or otherwise dispose of all or any part of its business or assets.

ANNEX III

Liberty Media Corporation

Audit Committee Charter

        WHEREAS, the Board of Directors of Liberty Media Corporation (the "Corporation") appointed the members of the Audit Committee (also referred to as the "Committee") at a meeting held on October 11, 2001.

        WHEREAS, the Audit Committee wishes to set forth and adopt a formal written charter to specify, among other things: (i) the scope of its responsibilities and the means by which it will carry out those responsibilities; (ii) the outside auditors' accountability to the Board of Directors and the Audit Committee; and (iii) the Audit Committee's responsibility to ensure the independence of the outside auditors.

        NOW THEREFORE, the Audit Committee Charter is set forth as follows:

        There will be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee will be composed of directors who are independent of the management of the Corporation and are free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment as Committee members. In any event, Audit Committee members will meet the requirements of the New York Stock Exchange.

Statement of Purpose

        The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling the Board of Directors' responsibilities to the Corporation and its shareholders relating to accounting and financial reporting. To that end, the Audit Committee will oversee management's processes and activities relating to:

  •
  maintaining the reliability and integrity of the Corporation's accounting policies and financial reporting practices;

  •
  confirming the functioning and adequacy of the Corporation's internal controls; and

  •
  confirming compliance with laws and regulations, and the requirements of any stock exchange or quotation system on which the Corporation's securities may be listed, regarding accounting and financial reporting.

Functions and Responsibilities

        In furtherance of the purposes set forth above, the Audit Committee will perform the following functions and responsibilities as appropriate, and will have all powers of the Board of Directors necessary or desirable to perform such functions and responsibilities as may be delegated to a committee of the Board of Directors under Delaware law. Notwithstanding the enumeration of specific functions and responsibilities herein, the Audit Committee believes that its policies and procedures should remain flexible, in order to best respond to changing circumstances and conditions in fulfilling its responsibilities to the Corporation and its shareholders. The Committee will by resolution establish its own rules and regulations, including notice and quorum requirements for all meetings. In the absence of any such rules and regulations, the Bylaws of the Corporation, to the extent applicable, will govern.

  1.
  The Corporation's outside auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Committee will review the performance of the Corporation's outside auditors, make recommendations to the Board of Directors regarding the appointment or termination of the outside auditors, and review and approve the outside auditors' annual engagement letter, including compensation.

  2.
  The Committee will ensure that the outside auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and the Corporation.

  3.
  The Committee will confirm the independence of the Corporation's internal auditors and of the Corporation's outside auditors, including an annual review of all consulting and other non-audit services provided to the Corporation by the outside auditors and related fees. The Committee will recommend that the Board of Directors take appropriate action in order to satisfy itself of the independence and objectivity of the Corporation's internal auditors and of the Corporation's outside auditors.

  4.
  The Committee will meet with the Corporation's internal auditors, outside auditors and financial management prior to each audit to review the scope of the proposed audit and the procedures to be utilized, and will meet again with them after the audit to assess the audit process, including a discussion of any material deviations from the audit plan, any material difficulties or disputes with management encountered during the course of the audit, any other matters relating to the conduct of the audit that are to be communicated by the auditors under generally accepted auditing standards, and any changes or proposed changes in accounting principles. Any changes or proposed changes in accounting principles will also be reviewed by either the Audit Committee or the outside auditors with senior management and the Board of Directors.

  5.
  The Committee will review the financial statements to be contained in SEC filings and other reports to shareholders prior to the filing or publication of such documents and will confirm that the outside auditors are satisfied with the content of such financial statements and related disclosures.

  6.
  The Committee will review with the outside auditors and internal audit staff the adequacy and effectiveness of the Corporation's accounting and financial controls and elicit any recommendations for the improvement of such controls and other matters relating to accounting procedures and will review the efficacy of steps taken to correct any controls or procedures deemed deficient.

  7.
  The Committee will provide sufficient opportunity for the internal auditors, the outside auditors and management to meet with the Committee in separate executive sessions to discuss any matters that the Committee or any of such groups believe should be discussed privately with the Audit Committee. The Committee will also encourage free and open communications at all times among the directors, the outside auditors, the internal auditors and management of the Corporation.

  8.
  The Committee will review and discuss with management and the Board of Directors, as appropriate, the Corporation's accounting and financial human resources and succession planning.

  9.
  The Committee will report Committee actions to the Board of Directors, from time to time, with any recommendations the Committee finds appropriate.

  10.
  The Committee will prepare a letter for inclusion in the Corporation's annual proxy statement or report to shareholders that describes the Committee's composition and responsibilities and how such responsibilities were discharged and such other matters as may be required by the Securities and Exchange Commission.

  11.
  The Committee will consider such other matters in relation to the financial affairs of the Corporation and its books of account and other records and disclosures, and in relation to the internal and external audit of the Corporation, as the Committee, in its judgment, from time

III-2

    to time finds advisable. In that connection, the Committee will have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities and to retain such independent counsel, accountants or other persons or entities as the Committee finds appropriate to assist the Committee in any such investigation or otherwise in fulfilling its responsibilities.

  12.
  The Committee will review the adequacy of this charter and make any necessary changes on an annual basis.

        ADOPTED this 11th day of October 2001.

/s/ DONNE F. FISHER Donne F. Fisher
/s/ PAUL A. GOULD Paul A. Gould

III-3

LIBERTY MEDIA CORPORATION

Annual Meeting of Shareholders

December 17, 2002
9:00 a.m. (local time)
Inverness Hotel
200 Inverness Drive West
Englewood, Colorado 80112

ADMISSION TICKET

        Liberty Media Corporation's Annual Shareholders' Meeting will be held at 9:00 A.M. local time on December 17, 2002 at the Inverness Hotel. If you plan to attend the Annual Shareholders' Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s) and one guest.

        Your vote is important.    Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you vote your shares as soon as possible using one of three convenient methods: over the phone, over the Internet or by signing and returning your proxy card in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy.

DETACH HERE

PROXY
LIBERTY MEDIA CORPORATION
SERIES A AND SERIES B COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned appoints Robert R. Bennett and Charles Y. Tanabe and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Series A and Series B Common Stock of Liberty Media Corporation, held by the undersigned at the annual meeting of shareholders to be held on December 17, 2002, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

        IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES AND IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THE OTHER SIDE OF THE PROXY CARD. IN THE EVENT THAT ANY OTHER MATTER MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF, THE PERSONS SET FORTH ABOVE ARE AUTHORIZED, AT THEIR DISCRETION, TO VOTE THE MATTER.

        PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY TO LIBERTY MEDIA CORPORATION, C/O EQUISERVE, P.O. BOX 8687, EDISON, NJ, 08818-8687. IF YOU DO NOT VOTE BY TELEPHONE OR INTERNET, OR SIGN AND RETURN A PROXY CARD, OR ATTEND THE ANNUAL MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

[LOGO]
 C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

Vote by Telephone

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
 1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:

1.
Read the accompanying Proxy Statement and Proxy Card.

2.
Call the toll-free number
1-877-PRX-VOTE (1-877-779-8683).

3.
Enter your Voter Control Number located on your Proxy Card above your name.

4.
Follow the recorded instructions.

Your vote is important!
Call 1-877-PRX-VOTE anytime!

Vote by Internet

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.
Read the accompanying Proxy Statement and Proxy Card.

2.
Go to the Website http://www.eproxyvote.com/l

3.
Enter your Voter Control Number located on your Proxy Card above your name.

4.
Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/l anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

DETACH HERE

☒ Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

1.
Election of the following three persons nominated as Class I members of our board of directors until the 2005 annual meeting of shareholders.

        Nominees:    (01) Jerome H. Kern, (02) David E. Rapley and (03) Larry E. Romrell

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
FOR ALL NOMINEES EXCEPT	☐
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.
		FOR	AGAINST	ABSTAIN
2.	Approval of the Liberty Media Corporation 2000 Incentive Plan (As Amended and Restated Effective September 11, 2002).	☐	☐	☐
3.	Approval of the Liberty Media Corporation 2002 Nonemployee Director Incentive Plan.	☐	☐	☐
4.	Ratification of KPMG LLP as our independent public accountants for the fiscal year ended December 31, 2002.	☐	☐	☐

I/WE PLAN TO ATTEND THE ANNUAL MEETING    ☐

Please sign this proxy as name(s) appears at left and return it promptly whether or not you plan to attend the annual meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the annual meeting and decide to vote by ballot, such vote will supersede this proxy.

Shareholder sign here:	Date:

Co-owner sign here:	Date: